SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

RiverSource Variable Series Trust

Seligman Portfolios, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

RiverSource Variable Series Trust

Seligman Portfolios, Inc.

50606 Ameriprise Financial Center, Minneapolis, MN 55474

RiverSource Variable Series Trust

RiverSource Variable Portfolio – Balanced Fund	Variable Portfolio – Columbia Wanger International Equities Fund
RiverSource Variable Portfolio – Cash Management Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund
RiverSource Variable Portfolio – Core Equity Fund	Variable Portfolio – Conservative Portfolio
RiverSource Variable Portfolio – Diversified Bond Fund	Variable Portfolio – Davis New York Venture Fund
RiverSource Variable Portfolio – Diversified Equity Income Fund	Variable Portfolio – Eaton Vance Floating-Rate Income Fund
RiverSource Variable Portfolio – Dynamic Equity Fund	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
RiverSource Variable Portfolio – Global Bond Fund	Variable Portfolio – Invesco International Growth Fund
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
RiverSource Variable Portfolio – High Yield Bond Fund	Variable Portfolio – Jennison Mid Cap Growth Fund
RiverSource Variable Portfolio – Income Opportunities Fund	Variable Portfolio – Marsico Growth Fund
RiverSource Variable Portfolio – Limited Duration Bond Fund	Variable Portfolio – MFS Value Fund
RiverSource Variable Portfolio – Mid Cap Growth Fund	Variable Portfolio – Moderate Portfolio
RiverSource Variable Portfolio – Mid Cap Value Fund	Variable Portfolio – Moderately Aggressive Portfolio
RiverSource Variable Portfolio – S&P 500 Index Fund	Variable Portfolio – Moderately Conservative Portfolio
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	Variable Portfolio – Mondrian International Small Cap Fund
Seligman Variable Portfolio – Growth Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund
Seligman Variable Portfolio – Larger-Cap Value Fund	Variable Portfolio – NFJ Dividend Value Fund
Seligman Variable Portfolio – Smaller-Cap Value Fund	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)
Threadneedle Variable Portfolio – Emerging Markets Fund	Variable Portfolio – Partners Small Cap Growth Fund
Threadneedle Variable Portfolio – International Opportunity Fund	Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio – Aggressive Portfolio	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Variable Portfolio – AllianceBernstein International Value Fund	Variable Portfolio – Pyramis International Equity Fund
Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Variable Portfolio – American Century Growth Fund

Seligman Portfolios, Inc.

Seligman Global Technology Portfolio

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote or voting instruction is important.

Q.	Why are you sending me this information?

A.	On February 15, 2011, a Joint Special Meeting of Shareholders of each Fund (defined above) of RiverSource Variable Series Trust and Seligman Portfolios, Inc. (each, a “Company” and collectively, the “Companies”) as a whole (the “Meeting”) will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (“Voting Instruction Cards”) because you own a Variable Contract and invest in shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment. As a result of the proportional voting procedures, a relatively small number of owners of the Variable Contracts can determine the outcome of the vote.

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	The election of 16 individuals to serve on the boards of directors/trustees of the Companies (Proposal 1);

•	The approval of a proposed Investment Management Services Agreement (Proposal 2); and

•

For Seligman Global Technology Portfolio, the authorization of the Fund’s investment manager to enter into and materially amend the Fund’s subadvisory agreements in the future without obtaining shareholder approval (Proposal 3).

Q.	Why am I being asked to elect directors/trustees?

A.	On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”), including the Boards of Directors/Trustees (each, a “Board” and together, the “Boards”) of the Companies, and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia RiverSource Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, each Board Governance Committee and its respective full Board have nominated the 16 individuals listed in the Joint Proxy Statement for election to the Boards, each to hold office for an indefinite term. Information about each nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.	Why am I being asked to approve a proposed Investment Management Services Agreement?

A.	Proposal 2 requests your vote on a proposed Investment Management Services Agreement (each, a “Proposed IMS Agreement” and together, the “Proposed IMS Agreements”) between Columbia Management and each Company, on behalf of the Funds. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Investment Management Services Agreements currently in effect. Additionally, as summarized below, for certain Funds, the Proposed IMS Agreements include an increase in the applicable investment advisory fee rates at various asset levels. With respect to each Fund that has a performance incentive adjustment (a “PIA”) to its applicable investment advisory fee rate, the Proposed IMS Agreements include the elimination of the PIA.

Q.	How would the Proposed IMS Agreements affect my Fund?

A.	The Proposed IMS Agreements would affect different Funds in different ways:

(a)	For certain Funds (each, an “IMS Fund” and collectively, the “IMS Funds”), the Proposed IMS Agreements include certain changes to the terms and conditions of the Funds’ existing Investment Management Services Agreements, but would neither increase investment advisory fee rates nor eliminate a PIA because a PIA does not currently exist for such Fund (“Non-Fee Changes”). As further described in the accompanying Joint Proxy Statement, these Non-Fee Changes include, among other things, the elimination of a list of specific expenses that a Fund is responsible for in favor of a general obligation of the Fund to bear any operating expenses incurred (though there will be no actual change in the allocation of expenses between Columbia Management and a Fund) and a change in governing law from Minnesota to Massachusetts. The IMS Funds are:

• RiverSource Variable Portfolio – Cash Management Fund	• Variable Portfolio – Invesco International Growth Fund
• RiverSource Variable Portfolio – Core Equity Fund	• Variable Portfolio – J.P. Morgan Core Bond Fund
• RiverSource Variable Portfolio – Global Bond Fund	• Variable Portfolio – Jennison Mid Cap Growth Fund
• RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	• Variable Portfolio – Marsico Growth Fund
• RiverSource Variable Portfolio – High Yield Bond Fund	• Variable Portfolio – MFS Value Fund
• RiverSource Variable Portfolio – Income Opportunities Fund	• Variable Portfolio – Moderate Portfolio
• RiverSource Variable Portfolio – Limited Duration Bond Fund	• Variable Portfolio – Moderately Aggressive Portfolio
• RiverSource Variable Portfolio – S&P 500 Index Fund	• Variable Portfolio – Moderately Conservative Portfolio

• RiverSource Variable Portfolio – Short Duration U.S. Government Fund	• Variable Portfolio – Mondrian International Small Cap Fund
• Variable Portfolio – Aggressive Portfolio	• Variable Portfolio – Morgan Stanley Global Real Estate Fund
• Variable Portfolio – AllianceBernstein International Value Fund	• Variable Portfolio – NFJ Dividend Value Fund
• Variable Portfolio – American Century Diversified Bond Fund	• Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)
• Variable Portfolio – American Century Growth Fund	• Variable Portfolio – Partners Small Cap Growth Fund
• Variable Portfolio – Columbia Wanger International Equities Fund	• Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
• Variable Portfolio – Columbia Wanger U.S. Equities Fund	• Variable Portfolio – Pyramis International Equity Fund
• Variable Portfolio – Conservative Portfolio	• Variable Portfolio – Wells Fargo Short Duration Government Fund
• Variable Portfolio – Eaton Vance Floating-Rate Income Fund	• Seligman Global Technology Portfolio

(b)	For RiverSource Variable Portfolio – Diversified Bond Fund (the “IMS/Fee Increase Fund”), its Proposed IMS Agreement includes (i) the Non-Fee Changes and (ii) an increase to the investment advisory fee rates payable to Columbia Management at certain asset levels.

(c)	For certain Funds (each, an “IMS/PIA Fund” and collectively, the “IMS/PIA Funds”), their Proposed IMS Agreement includes (i) the Non-Fee Changes and (ii) the elimination of a PIA. The IMS/PIA Funds are:

•	Threadneedle Variable Portfolio – Emerging Markets Fund
•	Threadneedle Variable Portfolio – International Opportunity Fund
•	Variable Portfolio – Davis New York Venture Fund
•	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
•	Variable Portfolio – Partners Small Cap Value Fund

(d)	For certain Funds (each, an “IMS/Fee Increase/PIA Fund” and collectively, the “IMS/Fee Increase/PIA Funds”), their Proposed IMS Agreement includes (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rates payable to Columbia Management at all or most asset levels and (iii) the elimination of a PIA. The IMS/Fee Increase/PIA Funds are:

•	RiverSource Variable Portfolio – Balanced Fund
•	RiverSource Variable Portfolio – Diversified Equity Income Fund
•	RiverSource Variable Portfolio – Dynamic Equity Fund
•	RiverSource Variable Portfolio – Mid Cap Growth Fund
•	RiverSource Variable Portfolio – Mid Cap Value Fund
•	Seligman Variable Portfolio – Growth Fund
•	Seligman Variable Portfolio – Larger-Cap Value Fund
•	Seligman Variable Portfolio – Smaller Cap Value Fund

Q.	For the IMS/Fee Increase Fund, the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds, why should I approve a Proposed IMS Agreement that would or could increase the investment advisory fee rates payable by my Fund?

A.	The Proposed IMS Agreements are part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the Proposed IMS Agreements would align the investment advisory fee rates of RiverSource Variable Portfolio – Balanced Fund with those of other balanced funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase Fund would increase at certain asset levels, the investment advisory fee rates payable by the IMS/PIA Funds would increase under certain circumstances and the investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds would increase at all or most asset levels (with current effective advisory fees increasing by up to 0.22% of average daily net assets depending on your Fund), as described in the accompanying Joint Proxy Statement. Even though certain fee rates will increase for certain funds, including the IMS/Fee Increase Fund, the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, Variable Contract owners, many of whom have an interest in shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Q.	How would the proposed increase in investment advisory fee rates affect my Fund’s expenses?

A.	Although the Proposed IMS Agreements would result in higher investment advisory fee rates payable by certain Funds at various asset levels, they would not necessarily result in higher gross expenses for many of those Funds in light of their current asset levels.

Moreover, Columbia Management has agreed to continue implementing contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee rate increases resulting from the amended fee schedules.

Comparisons of the investment advisory fee rates for the IMS/Fee Increase Fund and each IMS/Fee Increase/PIA Fund and, if its effective investment advisory fee rate would increase, gross and net expense ratios are included in the accompanying Joint Proxy Statement. If you do not hold shares of the IMS/Fee Increase Fund, an IMS/PIA Fund or an IMS/Fee Increase/PIA Fund, the investment advisory fee rates payable by your Fund under the Proposed IMS Agreements will not increase from the investment advisory fee rates currently payable by your Fund.

Q.	For the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds, why should I approve a Proposed IMS Agreement that would eliminate the PIA?

A.	Columbia Management has proposed eliminating the PIA for each fund in the Combined Fund Complex that has a PIA. In the case of each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund, the corresponding Board has determined that the elimination of a PIA would be in the best interests of shareholders of such Fund because, among other things, it would align the fee structures of each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund with the fee structures currently in place across most funds in the Combined Fund Complex. In addition, the Board reviewed current industry practices and determined that the use of a PIA is not prevalent among major fund complexes.

The elimination of a PIA may result in an increase or decrease in the investment advisory fee that would actually be payable by a particular IMS/PIA Fund or IMS/Fee Increase/PIA Fund to Columbia Management

v

in any given year, depending on whether investment performance lagged or exceeded the relevant benchmark. For certain IMS/PIA Funds and IMS/Fee Increase/PIA Funds, Columbia Management has begun phasing out the PIA over a pre-determined transition period as further described in the accompanying Joint Proxy Statement.

Q:	What is the Manager of Managers Proposal?

A.	The Board of Directors of Seligman Portfolios, Inc. (the “MofM Board”), on behalf of its Fund (the “MofM Fund”), has approved a proposal (the “Manager of Managers Proposal”) authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the MofM Board, but without obtaining approval from shareholders of the MofM Fund.

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford Columbia Management the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated with Columbia Management, with the approval of only the MofM Board, and without incurring the costs and delays associated with holding a shareholder meeting. Most of the funds in the Combined Fund Complex already have an identical policy. Therefore, approval of the Manager of Managers Proposal will conform the MofM Fund’s policies in this respect to the current policy of most of the funds in the Combined Fund Complex.

Although the MofM Fund currently has no subadvisory agreements, if shareholders of the MofM Fund approve Proposal 3, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program. To the extent Columbia Management decides to enter into or change any such subadvisory relationship, that recommendation could not be implemented without Board approval, but would not require future shareholder approval unless an affiliated subadviser is selected.

Q.	How do the Boards recommend that I vote?

A.	The Boards unanimously recommend that you vote FOR the election of each nominee and FOR all other Proposals.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote or provide voting instructions?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Voting Instruction Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Voting Instruction Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Voting Instruction Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 15, 2011 at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). If you decide to provide voting instructions in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of beneficial interest in the Funds, such as your Voting Instruction Card (or a copy thereof).

Q.	Why might I receive more than one Voting Instruction Card?

A.	If you have an interest in more than one Fund or have an interest in a Fund through more than one Variable Contract, you may receive a separate Voting Instruction Card for each such Fund or Variable Contract.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about procedures for providing voting instructions, please call the insurance company that issued your Variable Contract. Computershare Fund Services has been engaged to provide mailing and tabulation services. It is not expected that the Funds will require active solicitation services for any proposal or that Computershare Fund Services will receive any amount for solicitation services.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

RiverSource Variable Series Trust

RiverSource Variable Portfolio – Balanced Fund	Variable Portfolio – Columbia Wanger International Equities Fund
RiverSource Variable Portfolio – Cash Management Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund
RiverSource Variable Portfolio – Core Equity Fund	Variable Portfolio – Conservative Portfolio
RiverSource Variable Portfolio – Diversified Bond Fund	Variable Portfolio – Davis New York Venture Fund
RiverSource Variable Portfolio – Diversified Equity Income Fund	Variable Portfolio – Eaton Vance Floating-Rate Income Fund
RiverSource Variable Portfolio – Dynamic Equity Fund	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
RiverSource Variable Portfolio – Global Bond Fund	Variable Portfolio – Invesco International Growth Fund
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
RiverSource Variable Portfolio – High Yield Bond Fund	Variable Portfolio – Jennison Mid Cap Growth Fund
RiverSource Variable Portfolio – Income Opportunities Fund	Variable Portfolio – Marsico Growth Fund
RiverSource Variable Portfolio – Limited Duration Bond Fund	Variable Portfolio – MFS Value Fund
RiverSource Variable Portfolio – Mid Cap Growth Fund	Variable Portfolio – Moderate Portfolio
RiverSource Variable Portfolio – Mid Cap Value Fund	Variable Portfolio – Moderately Aggressive Portfolio
RiverSource Variable Portfolio – S&P 500 Index Fund	Variable Portfolio – Moderately Conservative Portfolio
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	Variable Portfolio – Mondrian International Small Cap Fund
Seligman Variable Portfolio – Growth Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund
Seligman Variable Portfolio – Larger-Cap Value Fund	Variable Portfolio – NFJ Dividend Value Fund
Seligman Variable Portfolio – Smaller-Cap Value Fund	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)
Threadneedle Variable Portfolio – Emerging Markets Fund	Variable Portfolio – Partners Small Cap Growth Fund
Threadneedle Variable Portfolio – International Opportunity Fund	Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio – Aggressive Portfolio	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Variable Portfolio – AllianceBernstein International Value Fund	Variable Portfolio – Pyramis International Equity Fund
Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Variable Portfolio – American Century Growth Fund

Seligman Portfolios, Inc.

Seligman Global Technology Portfolio

(each, a “Fund” and collectively, the “Funds”)

to be held on February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund of RiverSource Variable Series Trust and Seligman Portfolios, Inc. (each, a “Company” and, together the “Companies”) as a whole will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 at 1:00 p.m. (Eastern) on February 15, 2011. At the Meeting, shareholders will be asked to:

Proposal		Funds Covered by Proposals
1.	Elect 16 directors/trustees to the board of directors/trustees of the Company, each to hold office for an indefinite term.	All Funds

2.	Approve a proposed Investment Management Services Agreement between the Company, on behalf of the Fund, and Columbia Management Investment Advisers, LLC.	All Funds

3.	Approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval.	Seligman Global Technology Portfolio

The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (“Voting Instruction Cards”) because you own a Variable Contract and invest in shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment.

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you owned a Variable Contract and invested in shares of a Fund as of the close of business on December 17, 2010, you are entitled to notice of the Meeting and have the right to instruct your insurance company as to the manner in which shares of the Funds attributable to your Variable Contract should be voted. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote or provide voting instructions by mail, telephone or internet. Just follow the instructions on the enclosed Voting Instruction Card. If you have questions, please call the insurance company that issued your Variable Contract. It is important that you vote or provide voting instructions. The board of directors/trustees of each Company unanimously recommends that you vote FOR each nominee and FOR all other Proposals in the Joint Proxy Statement.

By order of the Boards of Directors/Trustees,

Scott R. Plummer, Secretary

December 20, 2010

RiverSource Variable Series Trust

RiverSource Variable Portfolio – Balanced Fund	Variable Portfolio – Columbia Wanger International Equities Fund
RiverSource Variable Portfolio – Cash Management Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund
RiverSource Variable Portfolio – Core Equity Fund	Variable Portfolio – Conservative Portfolio
RiverSource Variable Portfolio – Diversified Bond Fund	Variable Portfolio – Davis New York Venture Fund
RiverSource Variable Portfolio – Diversified Equity Income Fund	Variable Portfolio – Eaton Vance Floating-Rate Income Fund
RiverSource Variable Portfolio – Dynamic Equity Fund	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
RiverSource Variable Portfolio – Global Bond Fund	Variable Portfolio – Invesco International Growth Fund
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
RiverSource Variable Portfolio – High Yield Bond Fund	Variable Portfolio – Jennison Mid Cap Growth Fund
RiverSource Variable Portfolio – Income Opportunities Fund	Variable Portfolio – Marsico Growth Fund
RiverSource Variable Portfolio – Limited Duration Bond Fund	Variable Portfolio – MFS Value Fund
RiverSource Variable Portfolio – Mid Cap Growth Fund	Variable Portfolio – Moderate Portfolio
RiverSource Variable Portfolio – Mid Cap Value Fund	Variable Portfolio – Moderately Aggressive Portfolio
RiverSource Variable Portfolio – S&P 500 Index Fund	Variable Portfolio – Moderately Conservative Portfolio
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	Variable Portfolio – Mondrian International Small Cap Fund
Seligman Variable Portfolio – Growth Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund
Seligman Variable Portfolio – Larger-Cap Value Fund	Variable Portfolio – NFJ Dividend Value Fund
Seligman Variable Portfolio – Smaller-Cap Value Fund	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)
Threadneedle Variable Portfolio – Emerging Markets Fund	Variable Portfolio – Partners Small Cap Growth Fund
Threadneedle Variable Portfolio – International Opportunity Fund	Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio – Aggressive Portfolio	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Variable Portfolio – AllianceBernstein International Value Fund	Variable Portfolio – Pyramis International Equity Fund
Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Variable Portfolio – American Century Growth Fund

Seligman Portfolios, Inc.

Seligman Global Technology Portfolio

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 15, 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of directors/trustees (each, a “Board” and collectively, the “Boards”) of RiverSource Variable Series Trust and

Seligman Portfolios, Inc. (each, a “Company” and, collectively the “Companies”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds listed above and the Companies as a whole to be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 on February 15, 2011 at 1:00 p.m. (Eastern). It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 5, 2011.

The purpose of the Meeting is to ask Fund shareholders to:

Proposal		Funds Covered by Proposal
1.	Elect 16 directors/trustees to the Board of Directors/Trustees of the Company, each to hold office for an indefinite term.	All Funds

2.	Approve a proposed Investment Management Services Agreement between the Company, on behalf of the Fund, and Columbia Management Investment Advisers, LLC.	All Funds
3.	Approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval.	Seligman Global Technology Portfolio

The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (the “Voting Instruction Cards”) because you own a Variable Contract and invest in shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Elect Directors/Trustees

The shareholders of the Funds of each Company are being asked to elect the 16 individuals identified in Proposal 1 (the “Nominees”) to serve as directors/trustees on the Boards of the Companies. The Board Governance Committee of each Board has recommended and nominated, and the full Board has nominated, the Nominees for election to the Boards, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Approve Proposed Investment Management Services Agreement

The shareholders of each Fund are being asked to approve a proposed Investment Management Services Agreement between such Fund’s corresponding Company, on behalf of such Fund, and Columbia Management Investment Advisers, LLC (“Columbia Management”). The proposed Investment Management Services Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by the Columbia-branded funds (the “Columbia Fund Complex”) and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”), and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the proposed Investment Management Services Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Investment Management Services Agreements currently in effect. Information about the proposed Investment Management Service Agreements is set forth under Proposal 2.

Proposal 3: Approve Manager of Managers Proposal

The shareholders of Seligman Global Technology Portfolio are being asked to vote on a proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval. Information about the Manager of Managers Proposal is set forth under Proposal 3.

Effectiveness of the Proposals

None of the proposals is contingent on the outcome of the other proposals.

PROPOSAL 1 – ELECT DIRECTORS/TRUSTEES

(All Funds)

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise”), the parent company of Columbia Management, the Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia Fund Complex, in addition to the RiverSource Fund Complex.

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”), including the Boards of Directors/Trustees (each, a “Board” and, together the “Boards”) of the Companies, and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees, and that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies over time for certain shareholders. In this regard, even though the Columbia RiverSource Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

Each Fund is a series of one of the Companies, which are either corporations or business trusts. In order to effect the consolidation, at a joint meeting held on September 29, 2010, the Board Governance Committee of each Board, in joint session with each full Board, recommended the nomination of the Non-Interested Nominees (defined below) and the Interested Nominees (defined below). Each Board, including a majority of the directors/trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), of such Columbia RiverSource Board (each, a “Non-Interested Director/Trustee” and collectively, the “Non-Interested Directors/Trustees”), and each Board Governance Committee voting separately, unanimously nominated the Non-Interested Nominees and Interested Nominees (defined below) and voted to present each Nominee to shareholders for election as directors/trustees. The Boards currently have no reason to believe that any Nominee will become unavailable for election as a director/trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee of each Board and each full Board may designate.

The Board elections will be effective in the second quarter of 2011.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Companies (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

William F. Truscott and Anthony M. Santomero (each, an “Interested Nominee” and together, the “Interested Nominees”) are “interested persons” of the Companies. Mr. Truscott is an “interested person” of the Companies (an “Interested Director/Trustee”) because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of

Columbia Management from 2001-2010) and as a senior executive of Ameriprise, the parent company of Columbia Management, in which he is also a stockholder. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, he is an “interested person” of the Companies because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia Management and/or a Fund’s subadviser.

16 Nominees have been nominated to the Boards. 9 of those Nominees are directors/trustees currently serving on the 12-member Boards. If the Nominees are elected by shareholders, at least 75% of the Boards’ directors/trustees will continue to be Non-Interested Directors/Trustees. The Nominees would serve as directors/trustees in accordance with the organizational documents of each Company. Each director/trustee would serve for an indefinite term. A director/trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of the Company, or by his or her death, resignation, removal, retirement or incapacity. Under the current Boards’ policy a director/trustee may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Boards, or the fifteenth anniversary of the first Columbia RiverSource Board meeting he or she attended as a director/trustee.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director/ Trustee	Indefinite term; Director/Trustee since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director/ Trustee	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director/ Trustee	Indefinite term; Director/Trustee since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director/ Trustee	Indefinite term; None	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Director/ Trustee	Indefinite term; Director/Trustee since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Director/ Trustee	Indefinite term; None	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010	192	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director/ Trustee	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman –Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Director/ Trustee and Chairman of the Board	Indefinite term; Chairman of the Board since 1/1/07 and Director/Trustee since 1/1/02	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Director/ Trustee	Indefinite term; Director/Trustee since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director/ Trustee	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Director/ Trustee	Indefinite term; Director/Trustee since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Director/ Trustee	Indefinite term; Director/Trustee since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Director/ Trustee	Indefinite term; None	President – Micco Corporation (real estate development) and Mickel Investment Group	192	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Director/ Trustee	Indefinite term; Director/Trustee since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)

If elected to serve on the Columbia RiverSource Boards, each Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex (except that each Non-Interested Nominee who is currently a Non-Interested Director/Trustee would also oversee Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund, for a total of 150 funds of the RiverSource Fund Complex), and if such Non-Interested Nominee also serves, or is elected to serve on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 192 (or 194) funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds, One Financial Center, Boston, MA 02111 Age 64	Director/ Trustee	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director /Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Director/ Trustee; Senior Vice President	Indefinite term; Director/Trustee since 11/7/01; Senior Vice President since 5/1/10

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

				194	None

(1)

If elected to serve on the Columbia RiverSource Boards, Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex. If Dr. Santomero also is elected to serve on the Columbia Nations Board, then Dr. Santomero would oversee 44 funds of the Columbia Fund Complex, for a total of 192 funds across the Combined Fund Complex. If elected to serve on the Columbia RiverSource Boards, Mr. Truscott would oversee 150 funds (which includes, in addition to the same 148 funds that would be overseen by Dr. Santomero, Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund) of the RiverSource Fund Complex. If Mr. Truscott also is elected to serve on the Columbia Nations Board, then Mr. Truscott would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix A to this Joint Proxy Statement provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Directors/Trustees

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Boards. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors/trustees to the Boards. The Boards met on 11 occasions during the Funds’ fiscal year ended December 31, 2010.

Leadership Structure and Risk Oversight

The Boards oversee management of the Companies and the Funds. The Boards have a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Companies. The Boards currently consist of twelve directors/trustees who have extensive and varied experience and skills. Eleven of the directors/trustees are Non-Interested Directors/Trustees. Further information about the background and qualifications of each of the directors/trustees can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Boards have appointed Stephen R. Lewis, Jr., a Non-Interested Director/Trustee, to serve in the role of Chairman. The Chairman has significant additional responsibilities compared to the other directors/trustees, including, among other things: setting the agenda for the Board meetings, communicating and meeting regularly with the other directors/trustees between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer, counsel to the Non-Interested Directors/Trustees, and representatives of the Funds’ service providers and overseeing Board Services Corporation (which provides office space and other services to the Columbia RiverSource Boards). The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Companies, to renew the appointment of Stephen R. Lewis, Jr. as Chairman subsequent to the Meeting.

The Boards have several standing committees (the “Committees”) which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Boards” below.

The Boards initially approve an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Boards monitor the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Boards oversee that processes are in place to assure compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. Annually, the Boards evaluate the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Boards also oversee Fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The leadership structure of the Boards, including the Committee structure and the manner in which each Board conducts its risk oversight role, may be changed at any time and in the discretion of the Boards, including in response to changes in circumstances or the characteristics of the Companies. In this regard, it may be changed in certain respects as the Boards consolidate with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Boards

Each Board has organized the following standing Committees to facilitate its work: the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Non-Interested Directors/Trustees. The duties of these Committees are described below.

Mr. Lewis, as Chair of each Board, acts as a point of contact between the Non-Interested Directors/Trustees and Columbia Management between Board meetings in respect of general matters.

Board Governance Committee

The Board Governance Committee recommends to its full Board the size, structure and composition of the Board and its Committees, the compensation to be paid to members of the Board and a process for assessing the operations of the Boards. The Board Governance Committee also reviews candidates for Board membership including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director/trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timing requirement set forth in the “Proxy Voting and Shareholder Meeting Information” section for submission of other shareholder proposals. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent (or non-interested) director/trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

One or more members of the Board Governance Committee (and/or the Board) also endeavor to meet with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Board accorded particular weight to the individual professional background of each Non-Interested Director/Trustee, as summarized below under “Nominee Qualifications.”

The Boards believe that the Funds are well-served by a board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Board’s Board Governance Committees take the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND - 2010
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X
Carlton	NY			X	X				X
Carmichael	IL	X		X	X				X
Flynn	MA						X
Hawkins	CA	X							X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X					X
Nagorniak	MA	X		X
Paglia	NY	X		X					X
Richie	MI	X			X
Santomero	PA		X				X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee of each Board, and the full Board, have concluded that having a senior executive of Columbia Management serve on the Board can facilitate the Non-Interested Directors/Trustees’ increased access to information regarding Columbia Management, which is the Companies’ most significant service provider.

With respect to the directorship of Dr. Santomero, who is an Interested Nominee, the Board Governance Committee of each Board, and the full Board, have concluded that, despite his lack of technical independence under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with Columbia Management or Ameriprise. The Boards also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which are expected to complement well the mix of experiences represented by the current Columbia RiverSource Boards. The Board Governance Committee met 5 times during the Funds’ fiscal year ended December 31, 2009.

Compliance Committee

The Compliance Committee supports the Funds’ maintenance of a strong compliance program by: providing a forum for Non-Interested Directors/Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds’ CCO to meet with Non-Interested Directors/Trustees on a regular basis to discuss compliance matters. The Compliance Committee met 5 times during the Funds’ fiscal year ended December 31, 2009.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. The Contracts Committee met 6 times during the Funds’ fiscal year ended December 31, 2009.

Executive Committee

The Executive Committee acts for the Board between meetings of the Board. The Executive Committee met 2 times during the Funds’ fiscal year ended December 31, 2009.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of the Funds’ assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board. The Investment Review Committee met 6 times during the Funds’ fiscal year ended December 31, 2009.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures. The Audit Committee met 6 times during the Funds’ fiscal year ended December 31, 2009.

Nominee Qualifications

The Articles of Incorporation and By-laws of each Company do not set forth any specific qualifications to serve as a director/trustee. The charter of each Board Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Board Governance Committees may take into account in considering director/trustee candidates. Each Board Governance Committee has the same charter, which is attached as Appendix B to this Joint Proxy Statement. The Board Governance Committees have not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Board Governance Committees believe are necessary for one or more of the directors/trustees to possess.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the Board Governance Committee’s nomination of that individual (as of the date of this Joint Proxy Statement):

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Boards since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Boards since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Until recently, he served as the President and Chief Executive Officer of California General Bank, and he has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Boards since 2007 and a director/trustee on the Columbia RiverSource Boards since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Boards since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Boards since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise, the parent company of Columbia Management.

Procedures for Communications to the Boards

Shareholders who want to communicate with the Boards or an individual director/trustee should send written communications to Board Services Corporation, 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the board of directors/trustees of the Company or the individual director/trustee.

Executive Officers of the Companies and Columbia Management

Information about the executive officers of each Company and Columbia Management is included in Appendix C to this Joint Proxy Statement.

Remuneration for Directors/Trustees and Officers

Information about total directors’/trustees’ fees paid by each Fund and the Companies to the Non-Interested Directors/Trustees is included in Appendix D to this Joint Proxy Statement. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as directors/trustees of a Company. If the Nominees are elected to serve on a board of the Combined Fund Complex, the compensation paid to the directors/trustees of the Combined Fund Complex (except Mr. Truscott, who will receive no remuneration from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated board.

Required Vote and Recommendation

The election of trustees for RiverSource Variable Series Trust, which is organized as a Massachusetts business trust, requires the affirmative vote of a plurality of the voting power of the Company’s shares voted at a meeting at which a quorum of the Company is present. The election of directors for Seligman Portfolios, Inc., which is organized as a Maryland corporation, requires the affirmative vote of a plurality of the Company’s shares voted at a meeting at which a quorum of the Company is present.

THE BOARDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE PROPOSED IMS AGREEMENT

(All Funds)

Each Board has unanimously approved a new Investment Management Services Agreement (each, a “Proposed IMS Agreement” and together, the “Proposed IMS Agreements”) between Columbia Management and each Company, on behalf of each of the Funds. Under the 1940 Act, shareholder approval is required before any Fund can implement its respective Proposed IMS Agreement. If shareholders of a Fund do not approve a Proposed IMS Agreement, such Fund will continue operating pursuant to its Investment Management Services Agreement currently in effect (each, a “Current IMS Agreement” and together, the “Current IMS Agreements”).

The Proposed IMS Agreements are part of a larger group of proposals aimed at further integrating the Combined Fund Complex following the Transaction. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Current IMS Agreements. Additionally, for certain Funds, the Proposed IMS Agreements reflect an increase in the applicable investment advisory fee rates. Depending on the Fund, current effective advisory fees would increase by up to 0.22% of average daily net assets. See Appendix G. With respect to each Fund that has a performance incentive adjustment (a “PIA”) to its applicable investment advisory fee rate, the Proposed IMS Agreements reflect the elimination of the PIA. As described in more detail below, the Proposed IMS Agreements would not necessarily result in higher gross expenses for many of those Funds in light of their current asset levels. Specifically, as further described below, the Proposed IMS Agreements would affect different Funds in different ways:

(a)	For certain Funds (each, an “IMS Fund” and collectively, the “IMS Funds”), the Proposed IMS Agreements include certain changes to the terms and conditions of the Fund’s Current IMS Agreement, but would neither increase investment advisory fee rates nor eliminate a PIA because a PIA does not currently exist for such Fund (“Non-Fee Changes”);

(b)	For the RiverSource Variable Portfolio – Diversified Bond Fund (the “IMS/Fee Increase Fund”), its Proposed IMS Agreement includes (i) the Non-Fee Changes and (ii) an increase to the investment advisory fee rates payable to Columbia Management at certain asset levels;

(c)	For certain Funds (each, an “IMS/PIA Fund” and collectively, the “IMS/PIA Funds”), their Proposed IMS Agreement includes (i) the Non-Fee Changes and (ii) the elimination of a PIA; and

(d)	For certain Funds (each, an “IMS/Fee Increase/PIA Fund” and collectively, the “IMS/Fee Increase/PIA Funds”), their Proposed IMS Agreement includes (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rates payable to Columbia Management at all or most asset levels and (iii) the elimination of a PIA.

A description of key terms and a comparison of the Proposed IMS Agreements and the Current IMS Agreements are set forth below. All changes to the Current IMS Agreements that are unrelated to a Fund’s investment advisory fee rate and/or that involve only a decrease to the investment advisory fee rates payable by a Fund (as described below under “Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements”) are deemed to be “Non-Fee Changes.” Additional details about the effects of the Proposed IMS Agreements on particular Funds’ fee rates immediately follow this comparison. Additional information about Columbia Management is provided in Appendix E.

Below is a table showing the effect of Proposed IMS Agreements and other fee changes and contractual expense limitations on certain effective fee or expense ratios of the IMS/Fee Increase Fund, the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds.

Effect of Proposal 2 (Approve Proposed IMS Agreement) on

the IMS/Fee Increase Fund, IMS/PIA Funds and IMS/Fee Increase/PIA Funds

Fund	Impact on Effective Investment Advisory Fee Rates	Impact on Effective Total Management Fee Rates (Investment Advisory Fee Rates + Administrative Fee Rates)	Impact on Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements, if any
IMS/Fee Increase Fund
RiverSource Variable Portfolio – Diversified Bond Fund	Decrease	Decrease	Decrease

IMS/PIA Fund
Threadneedle Variable Portfolio – Emerging Markets Fund	No Change	No Change	No Impact
Threadneedle Variable Portfolio – International Opportunity Fund	Decrease	Decrease	Decrease
Variable Portfolio – Davis New York Venture Fund	Increase	Increase	Increase
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	Decrease	Decrease	Decrease
Variable Portfolio – Partners Small Cap Value Fund	Decrease	Decrease	Decrease

IMS/Fee Increase/PIA Fund
RiverSource Variable Portfolio – Balanced Fund	Increase	Increase	Increase
RiverSource Variable Portfolio – Diversified Equity Income Fund	Increase	Increase	Increase
RiverSource Variable Portfolio – Dynamic Equity Fund	Increase	Increase	Increase
RiverSource Variable Portfolio – Mid Cap Growth Fund	Decrease	Decrease	Decrease
RiverSource Variable Portfolio – Mid Cap Value Fund	Increase	Increase	Increase
Seligman Variable Portfolio – Growth Fund	Increase	Increase	Increase
Seligman Variable Portfolio – Larger-Cap Value Fund	Increase	Increase	Decrease
Seligman Variable Portfolio – Smaller-Cap Value Fund	Decrease	Decrease	Decrease

Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements

The overall terms of each Proposed IMS Agreement are similar to those of each Current IMS Agreement. However, as further described below under Proposals 2(b), 2(c) and 2(d), certain Funds will experience changes in their fee structures that would result in an increase to the investment advisory fee rate payable by such Fund. In addition, certain of the IMS Funds will experience changes in their fee structures that would at various asset levels or under certain circumstances result in a decrease to the investment advisory fee rate payable by such

Fund. These rate decreases are not required to be voted on by shareholders and thus are not described below. In either case, the level of services provided by Columbia Management under the Proposed IMS Agreements is not expected to change from the level of services currently being provided under the Current IMS Agreements.

The Proposed IMS Agreements include certain language and other changes as described below. The dates on which each Current IMS Agreement was entered into and last submitted to a vote of shareholders, and the purpose of such submission are included in Appendix F. For ease of reference, the Proposed IMS Agreements and Current IMS Agreements are sometimes referred to in this section as the “IMS Agreements.”

Notwithstanding some differences in the specific language used to describe the services provided, the overall scope and nature of the investment advisory services to be provided under the Proposed IMS Agreements are the same, in all material respects, as those provided under the Current IMS Agreements. In this regard, both forms of IMS Agreement generally provide that, subject to oversight by the Boards and the authorized officers of the Companies, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to the Boards all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The Proposed IMS Agreements add that Columbia Management will determine which investments to make consistent with each Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Boards and furnish to the pertinent Board such reports, statistical data and other information relating to the investment management of the relevant Fund in the form and at such intervals that such Board may reasonably request.

Under both forms of IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. The Proposed IMS Agreements state that, in selecting broker-dealers to execute transactions, Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities or research or other information furnished to Columbia Management. This differs from the Current IMS Agreements, which provide that Columbia Management will consider such other factors. Both forms of IMS Agreement explicitly contemplate that Columbia Management may, except where otherwise directed by the Boards, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Both forms of IMS Agreement contemplate the engagement by Columbia Management of subadvisers for the Funds, and provide that Columbia Management may subcontract and pay for certain of the services described under that IMS Agreement, with the understanding that the quality and level of services required to be provided under the IMS Agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the agreement, resolutions of the Boards and Columbia Management’s commitments. Both forms of IMS Agreement contemplate that Columbia Management will maintain an adequate organization of competent persons to provide the services and to perform the functions therein mentioned, though the Proposed IMS Agreements qualify this requirement such that it applies only to the extent such services and functions have not been delegated to a subadviser. In addition, while the Current IMS Agreements require Columbia Management to maintain adequate oversight over service providers, including subadvisers, the Proposed IMS Agreements limit this oversight responsibility to subadvisers (though the Funds’ Administrative Services Agreement provides for Columbia Management’s oversight of the Funds’ other service providers).

With respect to Columbia Management’s obligation to obtain the approval of a Fund’s shareholders prior to retaining, employing or changing subadvisers, please note that, for the Seligman Global Technology Portfolio, this Joint Proxy Statement also asks you to authorize Columbia Management to appoint non-affiliated subadvisers and/or materially modify agreements with non-affiliated subadvisers without obtaining the approval of shareholders under most circumstances. For more information about this request for authority, see “Proposal 3 – Approve the Manager of Managers Proposal.”

Both forms of IMS Agreement contemplate that Columbia Management will provide support as required or requested by a Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The Proposed IMS Agreements contemplate that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time, while the Current IMS Agreements state that the Board has the sole voting power with respect to such proxies.

Both forms of IMS Agreement generally require that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreements generally require books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under both forms of IMS Agreement, each Fund pays a fee that is based on a percentage of the average daily net assets of the Fund. The IMS Agreements provide for such fees to be accrued daily and paid monthly. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

The aggregate amounts actually paid by the IMS/Fee Increase Fund, each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund to Columbia Management for investment management services during the Fund’s last fiscal year, and the amounts that would have been paid to Columbia Management if the proposed fee rates had been in effect, are set forth in Appendix G to this Joint Proxy Statement. The amounts paid by each Fund to Columbia Management and its affiliated persons during the Fund’s last fiscal year are also set forth in Appendix G. Information about the current and proposed fee rates for the IMS/Fee Increase Fund and each IMS/Fee Increase/PIA Fund, are set forth below under “Proposal 2(b) – IMS/Fee Increase Fund” and “Proposal 2(d) – IMS/Fee Increase/PIA Funds”, respectively. Information about the PIAs that are proposed to be eliminated are set forth below under “Proposal 2(c) – IMS/PIA Funds” and “Proposal 2(d) – IMS/Fee Increase/ PIA Funds”, respectively. In addition, the current and proposed fee tables for the IMS/Fee Increase Fund, each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund that would experience an increase in its effective investment advisory fee rate are set forth in Appendix G. Effective investment advisory fee rates for each other IMS/Fee Increase Fund, IMS/PIA Fund and IMS/Fee Increase/PIA Fund as of the end of its last fiscal year are also set forth in Appendix G. Except for the fee rate changes described in this Proposal 2, there are no proposed fee rate changes that could increase the investment advisory fee rates payable under the Current IMS Agreements.

As noted below, Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group (as determined annually after the initial term by an independent third-party data provider), pursuant to a methodology mutually agreed upon by the Boards and Columbia Management. These commitments may mitigate the impact of any investment advisory fee increases. Any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Fund’s Board in its discretion.

Payment of Expenses

The Proposed IMS Agreements require Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the directors/trustees or officers of the pertinent Company who are directors, officers, or employees of Columbia Management (except to the extent that the Board specifically approves the payment by the Fund of all or a portion of such compensation). The Proposed IMS Agreements specifically note that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

The Current IMS Agreements require Columbia Management to bear all expenses associated with its services under an IMS Agreement, except for the following specified expenses payable by each Fund: (a) fees payable to Columbia Management for its services under the terms of the IMS Agreement; (b) taxes; (c) brokerage commissions and other charges in connection with the purchase and sale of assets; (d) custodian fees and expenses; (e) premiums on the Fund’s fidelity bond required by Rule 17g-1 under the 1940 Act; (f) fees and expenses of attorneys generally; (g) fees paid for qualification and registration for public sale of the Fund’s securities; (h) fees of consultants employed by the Fund; (i) Board member, officer, and employee expenses, except the Fund will not pay any fees or expenses of any person who is an officer or employee of Columbia Management or its affiliates; (j) certain state filing fees and charges incurred by the Fund; (k) organizational expenses of the Fund; (l) expenses incurred by the Fund in lending portfolio securities; (m) expenses properly payable by the Fund, that are approved by the Board; and (n) other expenses payable by the Fund pursuant to separate agreements between the Fund and any of its service providers. While the Proposed IMS Agreements replace the foregoing recitation of specified expenses with a general statement regarding the obligation of the Fund to bear any operating expenses incurred in its organization and operation, there is no actual change in the allocation of expenses between Columbia Management and the Funds.

Limits of Liability

Under the Proposed IMS Agreements, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreements or reckless disregard of its obligations or duties under the IMS Agreements. The Current IMS Agreements include the term “intentional misconduct” rather than “willful misfeasance” and do not include any specific references to liability for acts by Columbia Management in the reckless disregard of its obligations or duties.

Other Items

The IMS Agreements deem Columbia Management an independent contractor of the Funds, with no authority to act or represent the Funds (except as expressly provided or authorized). The IMS Agreements also affirmatively state that Columbia Management and its affiliates may perform investment advisory services for other clients, so long as Columbia Management’s services under the IMS Agreements are not impaired thereby.

The IMS Agreements require Columbia Management to allocate investment opportunities among its clients, including the Funds, in a fair and equitable manner consistent with its fiduciary obligations. The Current IMS Agreements specifically restrict Columbia Management, its officers, directors or employees, from making, accepting or receiving any fees in connection with the purchase or sales of assets (except shares issued by the Fund) by or for the Fund, except as permitted under the IMS Agreement and consistent with the use of a broker-dealer affiliate of Columbia Management under U.S. federal securities laws. The Proposed IMS Agreements do not contain such an explicit prohibition. Even so, Columbia Management would continue to be required to adhere to such restrictions consistent with the 1940 Act.

The Proposed IMS Agreements also include certain provisions that are not currently in the Current IMS Agreements. In this regard, the Proposed IMS Agreements include a provision that all parties to such agreements acknowledge and agree that any and all liabilities of the pertinent Companies arising directly or indirectly under such agreements will be satisfied solely out of the assets of the Company and that no director/trustee, officer or shareholder shall be personally liable for any such liabilities. Further, the Proposed IMS Agreements state that if any term, provision, agreement, covenant or restriction of the Agreement is invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated under the Agreement is not affected in any manner materially adverse to any party to the Agreement. Moreover, upon such a determination, the parties shall negotiate in good faith to modify the IMS Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner. The Proposed IMS Agreements also include a provision that, at such time as that Proposed IMS Agreement or any extension, renewal or amendment thereof or any similar agreement with any organization which has succeeded to the business of Columbia Management is no longer in effect, the Fund will cease to use any name derived from the name of Columbia Management or of any organization which shall have succeeded to Columbia Management’s business as an investment manager. No similar provisions are included in the Current IMS Agreements.

In addition, the Proposed IMS Agreements state that the agreement will be governed by the substantive laws of the Commonwealth of Massachusetts, while the Current IMS Agreements are to be construed in accordance with the laws of the State of Minnesota.

Proposal 2(a) – IMS Funds

The Boards unanimously approved, and recommends that shareholders of each IMS Fund vote for, the Proposed IMS Agreements between Columbia Management and each Company on behalf of each of the following IMS Funds:

•	RiverSource Variable Portfolio – Cash Management Fund

•	RiverSource Variable Portfolio – Core Equity Fund

•	RiverSource Variable Portfolio – Global Bond Fund

•	RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

•	RiverSource Variable Portfolio – High Yield Bond Fund

•	RiverSource Variable Portfolio – Income Opportunities Fund

•	RiverSource Variable Portfolio – Limited Duration Bond Fund

•	RiverSource Variable Portfolio – S&P 500 Index Fund

•	RiverSource Variable Portfolio – Short Duration U.S. Government Fund

•	Seligman Global Technology Portfolio

•	Variable Portfolio – Aggressive Portfolio

•	Variable Portfolio – AllianceBernstein International Value Fund

•	Variable Portfolio – American Century Diversified Bond Fund

•	Variable Portfolio – American Century Growth Fund

•	Variable Portfolio – Columbia Wanger International Equities Fund

•	Variable Portfolio – Columbia Wanger U.S. Equities Fund

•	Variable Portfolio – Conservative Portfolio

•	Variable Portfolio – Eaton Vance Floating-Rate Income Fund

•	Variable Portfolio – Invesco International Growth Fund

•	Variable Portfolio – J.P. Morgan Core Bond Fund

•	Variable Portfolio – Jennison Mid Cap Growth Fund

•	Variable Portfolio – Marsico Growth Fund

•	Variable Portfolio – MFS Value Fund

•	Variable Portfolio – Moderate Portfolio

•	Variable Portfolio – Moderately Aggressive Portfolio

•	Variable Portfolio – Moderately Conservative Portfolio

•	Variable Portfolio – Mondrian International Small Cap Fund

•	Variable Portfolio – Morgan Stanley Global Real Estate Fund

•	Variable Portfolio – NFJ Dividend Value Fund

•	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)

•	Variable Portfolio – Partners Small Cap Growth Fund

•	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

•	Variable Portfolio – Pyramis International Equity Fund

•	Variable Portfolio – Wells Fargo Short Duration Government Fund

Approval of the Proposed IMS Agreements would not increase the investment advisory fee rate for any IMS Fund but would implement the Non-Fee Changes described above. If shareholders of an IMS Fund fail to approve the Proposed IMS Agreement on behalf of such IMS Fund, then Columbia Management will continue to serve as investment manager pursuant to that Fund’s Current IMS Agreement. The Proposed IMS Agreements of certain Funds include a reduction in investment advisory fee rates, which will be implemented regardless of whether shareholders of such a Fund approve such Proposed IMS Agreement. For a description of certain of the specific factors considered by the Boards in approving the Proposed IMS Agreement, see “Board Considerations” below.

Proposal 2(b) – IMS/Fee Increase Fund

In addition to considering the Non-Fee Changes described above, the Board of RiverSource Variable Series Trust, on behalf of the IMS/Fee Increase Fund (RiverSource Variable Portfolio – Diversified Bond Fund), considered the proposed increase to the investment advisory fee rates payable by the IMS/Fee Increase Fund to Columbia Management, and unanimously approved, and recommends that shareholders of the IMS/Fee Increase Fund vote for, the Proposed IMS Agreement.

Description of the Change to Investment Advisory Fee Rate

As indicated above, the Proposed IMS Agreement for the IMS/Fee Increase Fund is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the

Combined Fund Complex that are in the same investment category (e.g., the Proposed IMS Agreements would align the investment advisory fee rates of RiverSource Variable Portfolio – Balanced Fund with those of other balanced funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase Fund would increase at certain asset levels (with current effective advisory fees decreasing by 0.03% of average daily net assets), as described below. Even though certain fee rates will increase for the IMS/Fee Increase Fund, the net effect of the larger group of proposals, which, for many of the funds comprising the Combined Fund Complex, include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, Variable Contract owners, many of whom have an interest in shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Although the Proposed IMS Agreements would result in higher investment advisory fee rates payable by the IMS/Fee Increase Fund at certain asset levels, they would not necessarily result in higher gross expenses for the IMS/Fee Increase Fund in light of its current asset levels. The following chart provides additional information about current and proposed investment advisory fee rates and administrative fee rates for the IMS/Fee Increase Fund and illustrates the impact of the changes to investment advisory fee rates and administrative fee rates on a consolidated basis. Unlike investment advisory fee rates, administrative fee rates may be increased in the future without a shareholder vote.

Current and Proposed Management Fee Rates

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administrative		Total
RiverSource Variable Portfolio – Diversified Bond Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.480 0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.550 0.545 0.515 0.490 0.455 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$12,000 $12,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.430 0.430 0.420 0.400 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

The fees shown in the above table do not account for any contractual expense limitation agreements between Columbia Management and the IMS/Fee Increase Fund. In this regard, Columbia Management has agreed to continue to implement a contractual expense limitation that will generally cap total annual operating expense ratio for the IMS/Fee Increase Fund at a level that is at or below the median net expense ratio of funds in the respective Fund’s peer group. This commitment may mitigate the impact of any investment advisory fee changes resulting from the adoption of standardized fee schedules. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Fund’s Board in its discretion.

Annually, after the initial term, an independent third-party data provider will determine the median net expense ratio of the Fund’s Class 3 shares peer group, which includes many (but not all) funds with similar strategies as the Fund, as determined by the independent third-party data provider. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class 3 shares of such Fund, if necessary. Columbia Management may, from time to time, establish a contractual expense limitation that is lower than the median net expense ratio determined by the independent third-party data provider. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and service (Rule 12b-1) fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors. The amounts that would have been paid to Columbia Management by the IMS/Fee Increase Fund during the most recently completed fiscal year under the proposed investment advisory fee rates are set forth in Appendix G.

If shareholders of the IMS/Fee Increase Fund fail to approve the Proposed IMS Agreement on behalf of the Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the Current IMS Agreement. All terms and conditions of the Current IMS Agreement that are currently in effect, including the current investment advisory fee rates, would remain in effect.

For a description of certain of the specific factors considered by the Board of RiverSource Variable Series Trust in approving the Proposed IMS Agreement, see “Board Considerations” below.

Proposal 2(c) – IMS/PIA Funds

In addition to considering the Non-Fee Changes described above, the Board of the RiverSource Variable Series Trust, on behalf of each IMS/PIA Fund, considered the elimination of a PIA from such IMS/PIA Funds, and unanimously approved, and recommends that shareholders of each IMS/PIA Fund vote for, the Proposed IMS Agreement on behalf of each of the following IMS/PIA Funds:

•	Threadneedle Variable Portfolio – Emerging Markets Fund

•	Threadneedle Variable Portfolio – International Opportunity Fund

•	Variable Portfolio – Davis New York Venture Fund

•	Variable Portfolio – Goldman Sachs Mid Cap Value Fund

•	Variable Portfolio – Partners Small Cap Value Fund

Description of the Performance Incentive Adjustment

As indicated above, the Proposed IMS Agreements, including the proposed elimination of the PIAs, are part of a group of proposals designed to align the fee structures of each IMS/PIA Fund with the fee structures currently in place across most funds in the Combined Fund Complex. The PIA, which is included in the Current IMS Agreement between an IMS/PIA Fund and Columbia Management, can increase or decrease the investment advisory fee payable by each such Fund based on the Fund’s relative performance.

The PIA for these Funds is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of an IMS/PIA Fund and the annualized performance of an unaffiliated broad-based index (the “PIA Index”). This performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal points, is determined in accordance with the following table and is applied against an IMS/PIA Fund’s average daily net assets for the applicable rolling 12-month period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Performance Difference	Adjustment Rate
0.00% - 0.50%	0
0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% -2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% -4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)
4.00% -6.00%	10 basis points, plus 1 basis points times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)
6.00% or more	12 basis points

For example, if an IMS/PIA Fund outperforms the relevant PIA Index by 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the IMS/PIA Fund is 12 basis points per year. Where the IMS/PIA Fund’s Class 3 shares’ performance exceeds that of the PIA Index, the fee payable to the Columbia Management will increase. Where the performance of the PIA Index exceeds the performance of the IMS/PIA Fund’s Class 3 shares, the fee payable to Columbia Management will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals the amount of the rolling period, ending with the month for which the performance adjustment is being computed.

Transition Fee Formula

In connection with the proposed elimination of the PIA, for Variable Portfolio – Davis New York Venture Fund (a “wind-down fund”), Columbia Management has agreed that for a transitional period equal to half of the wind-down fund’s rolling performance fee calculation period), the wind-down fund will compensate Columbia Management at the lower of: (i) the fee calculated under the Proposed IMS Agreement (i.e., without the PIA), or (ii) the fee calculated under the Current IMS Agreement (including any applicable negative PIA), regardless of whether the proposed elimination of the PIA is approved by the wind-down fund’s shareholders.

For the other IMS/PIA Funds, the investment advisory fee rates, including the PIA, will be calculated as normal until the date of transition to the new investment advisory fee rates (if approved by shareholders).

Purpose and Impact of the Elimination of a PIA

Appendix G shows current and proposed fee tables for each IMS /PIA Fund that would experience an increase in its effective advisory fee rate shown in its fee table. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the amounts shown in Appendix G. The expense caps shown in Appendix G reflect peer group median net expense ratios as of early 2010, which are likely to change from year to year but will remain in place until at least the date shown in Appendix G. The amounts that would have been paid to Columbia Management by the IMS/Fee Increase/PIA Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are all set forth in Appendix G.

As previously discussed, the Proposed IMS Agreements are part of a group of related proposals that are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Elimination of the PIA would further align the fee structures of each IMS/PIA Fund with the fee structures currently in place across most funds in the Combined Fund Complex, which do not feature a PIA. Additionally, the Board of the RiverSource Variable Series Trust reviewed materials relating to current industry practices and determined that the use of a PIA is not prevalent among major fund complexes. Moreover, a PIA can impact different shareholders differently in that, given that the PIA measurement periods lag the PIA adjustment period by many months and that IMS/PIA Fund shares can be purchased or redeemed on any business day, the shareholders that benefit from outperformance are not necessarily the same shareholders who will pay higher fees in a later period. In light of the limited use of PIAs by investment advisers in the industry, the potential for greater revenue volatility with the application of a PIA and the desire to enhance consistency across the Combined Fund Complex, Columbia Management wishes to discontinue the PIA arrangements for the IMS/PIA Funds.

If shareholders of an IMS/PIA Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to its Current IMS Agreement and will be entitled to receive the amounts set forth in such Current IMS Agreement. In addition, Columbia Management may resume assessing the investment advisory fees for any wind-down fund, including any applicable PIA, according to the investment advisory fee rates set forth in its Current IMS Agreement.

For a description of certain of the specific factors considered by the Board of RiverSource Variable Series Trust in approving the Proposed IMS Agreements, see “Board Considerations” below.

Proposal 2(d) – IMS/Fee Increase/PIA Funds

In addition to considering the Non-Fee Changes described above, the Board of the RiverSource Variable Series Trust, on behalf of its IMS/Fee Increase/PIA Funds, considered that its Proposed IMS Agreement would result in both an increase in the investment advisory fee rate payable by the IMS/Fee Increase/PIA Funds to Columbia Management and the elimination of the PIA, and, unanimously approved, and recommends that shareholders of each IMS/Fee Increase/PIA Fund vote for, the Proposed IMS Agreement between Columbia Management and the Company on behalf of each of the following IMS/Fee Increase/PIA Funds:

•	RiverSource Variable Portfolio – Balanced Fund

•	RiverSource Variable Portfolio – Diversified Equity Income Fund

•	RiverSource Variable Portfolio – Dynamic Equity Fund

•	RiverSource Variable Portfolio – Mid Cap Growth Fund

•	RiverSource Variable Portfolio – Mid Cap Value Fund

•	Seligman Variable Portfolio – Growth Fund

•	Seligman Variable Portfolio – Larger-Cap Value Fund

•	Seligman Variable Portfolio – Smaller-Cap Value Fund

The Proposed IMS Agreement for these Funds includes (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rate payable to Columbia Management and (iii) the elimination of a PIA from each IMS/Fee Increase/PIA Fund’s IMS Agreement. Accordingly, the Proposed IMS Agreement for the IMS/Fee Increase/PIA Funds would combine the changes included in the Proposed IMS Agreement of the IMS/Fee Increase Fund and the IMS/PIA Funds. As a result, the investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds may increase at all or most asset levels.

Description of the Change to Investment Advisory Fee Rate

As indicated above, the Proposed IMS Agreements are part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the Proposed IMS Agreements would align the investment advisory fee rates of RiverSource Variable Portfolio – Balanced Fund with those of other balanced funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds would increase at all or most asset levels (with current effective advisory fees increasing by up to 0.22% of average daily net assets depending on the IMS/Fee Increase/PIA Fund, as described below). Even though certain fee rates will increase for certain funds, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, Variable Contract owners, many of whom have an interest in shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Although the Proposed IMS Agreements would result in higher investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds at all or most levels, the Proposed IMS Agreements would not necessarily result in higher gross expenses for the IMS/Fee Increase/PIA Funds in light of their current asset levels. The following chart provides additional information on a fund-by-fund basis about current and proposed investment advisory fee rates and administrative fee rates for the IMS/Fee Increase/PIA Funds and illustrates the impact of the changes to investment advisory fee rates and administrative fee rates on a consolidated basis. For a description of the PIAs, which are not shown in the following chart, see “Description of the Performance Incentive Adjustment” below. Unlike investment advisory fee rates, administrative fee rates may be increased in the future without a shareholder vote.

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administrative		Total
RiverSource Variable Portfolio – Balanced Fund	$0 -$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 >$24,000	0.530 0.530 0.505 0.480 0.455 0.430 0.410 0.390 0.390 0.370 0.350	% % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030	% % % % % % % % % % %	0.590 0.585 0.555 0.530 0.495 0.470 0.450 0.430 0.420 0.400 0.380	% % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.660 0.615 0.570 0.520 0.510 0.490 0.490	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administrative		Total
RiverSource Variable Portfolio – Diversified Equity Income Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.540 0.525 0.510 0.500 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.660 0.615 0.570 0.520 0.510 0.490 0.490	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

RiverSource Variable Portfolio – Dynamic Equity Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.540 0.525 0.510 0.500 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.660 0.565 0.560 0.540 0.540	% % % % % %	0.060 0.055 0.050 0.040 0.040 0.030	% % % % % %	0.770 0.715 0.615 0.600 0.580 0.570	% % % % % %

RiverSource Variable Portfolio – Mid Cap Growth Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 >$50,000	0.700 0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.550 0.525 0.500 0.475	% % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % %	0.760 0.755 0.725 0.700 0.665 0.640 0.615 0.590 0.580 0.555 0.530 0.505	% % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3000 $3,000-$12,000 >$12,000	0.760 0.715 0.670 0.620 0.620 0.620	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.030	% % % % % %	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

RiverSource Variable Portfolio – Mid Cap Value Fund	$0 -$500 $500-$1000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 >$50,000	0.700 0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.550 0.525 0.500 0.475	% % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % %	0.760 0.755 0.725 0.700 0.665 0.640 0.615 0.590 0.580 0.555 0.530 0.505	% % % % % % % % % % % %	$0 -$500 $500-$1000 $1,000-$1,500 $1,500-$3,000 $3,000-$12,000 >$12,000	0.760 0.715 0.670 0.620 0.620 0.620	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.030	% % % % % %	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administrative		Total

Seligman Variable Portfolio – Growth Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000 -$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.540 0.525 0.510 0.500 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Seligman Variable Portfolio – Larger-Cap Value Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.540 0.525 0.510 0.500 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.660 0.565 0.560 0.540 0.540	% % % % % %	0.060 0.055 0.050 0.040 0.040 0.030	% % % % % %	0.770 0.715 0.615 0.600 0.580 0.570	% % % % % %

Seligman Variable Portfolio – Smaller-Cap Value Fund	$0-$250 $250-$500 $500-$750 $750-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-12,000 >$12,000	0.790 0.765 0.740 0.715 0.690 0.665 0.665 0.665	% % % % % % % %	0.080 0.080 0.075 0.075 0.070 0.070 0.060 0.050	% % % % % % % %	0.870 0.845 0.815 0.790 0.760 0.735 0.725 0.715	% % % % % % % %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$12,000 >$12,000	0.790 0.745 0.700 0.700 0.700	% % % % %	0.080 0.075 0.070 0.060 0.050	% % % % %	0.870 0.820 0.770 0.760 0.750	% % % % %

The fees shown in the above tables do not account for any contractual expense limitation agreements between Columbia Management and the IMS/Fee Increase/PIA Funds. In this regard, Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap annual operating expense ratios for each IMS/Fee Increase/PIA Fund at levels that are at or below the median net expense ratio of funds in the respective Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee changes resulting from the adoption of standardized fee schedules. Appendix G shows current and proposed fee tables for each IMS/Fee Increase/PIA Fund that would experience an increase in its effective advisory fee rate. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Fund’s Board in its discretion.

Annually, after the initial term, an independent third-party data provider will determine the median net expense ratio of a Fund’s Class 3 shares peer group, which includes many (but not all) funds with similar strategies as the Fund, as determined by the independent third-party data provider. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class 3 shares of such Fund, if necessary. Columbia Management may, from time to time, establish a contractual expense limitation that is lower than the median net expense ratio determined by the independent third-party data provider. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and service (Rule 12b-1) fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the amounts shown in Appendix G. The expense caps shown in Appendix G reflect peer group median net expense ratios as of early 2010, which are likely to change from year to year but will remain in place until at least the date shown in Appendix G. The amounts that would have been paid to Columbia Management by the IMS/Fee Increase/PIA Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are also set forth in Appendix G.

Description of the Performance Incentive Adjustment

As indicated above, the Proposed IMS Agreements, including the proposed elimination of the PIAs, are part of a group of proposals designed to align the fee structures of each IMS/Fee Increase/PIA Fund with the fee structures currently in place across most funds in the Combined Fund Complex. The PIA, which is included in the Current IMS Agreement between an IMS/Fee Increase/PIA Fund and Columbia Management, can increase or decrease the investment advisory fee payable by each such Fund based on the Fund’s relative performance.

The PIA for these Funds is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of an IMS/Fee Increase/PIA Fund and the annualized performance of the PIA Index. This performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal points, is determined in accordance with the following table and is applied against an IMS/Fee Increase/PIA Fund’s average daily net assets for the applicable rolling 12-month period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Equity Funds		Balanced Funds (Only RiverSource Variable Portfolio – Balanced Fund)
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% - 0.50%	0	0.00% - 0.50%	0

0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% - 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% - 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% - 6.00%	10 basis points, plus 1 basis points times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A	N/A

For example, if an equity IMS/Fee Increase/PIA Fund outperforms the relevant PIA Index by 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the IMS/Fee Increase/PIA Fund is 12 basis points per year for equity funds and 8 basis points for balanced funds (only RiverSource Variable Portfolio – Balanced Fund). Where the IMS/Fee Increase/PIA Fund’s Class 3 shares’ performance exceeds that of the PIA Index, the fee payable to the Columbia Management will increase. Where the performance of the PIA Index exceeds the performance of the IMS/PIA Fund’s Class 3 shares, the fee payable to Columbia Management will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals the amount of the rolling period, ending with the month for which the performance adjustment is being computed.

Transition Fee Formula

In connection with the proposed elimination of the PIA, for RiverSource Variable Portfolio – Mid Cap Growth Fund (a “wind-down fund”), Columbia Management has agreed that for a transitional period equal to half of the wind-down fund’s rolling performance fee calculation period), the wind-down fund will compensate Columbia Management at the lower of: (i) the fee calculated under the Proposed IMS Agreement (i.e., without the PIA), or (ii) the fee calculated under the Current IMS Agreement (including any applicable negative PIA), regardless of whether the proposed elimination of the PIA is approved by the wind-down fund’s shareholders.

For the other IMS/Fee Increase/PIA Funds, the investment advisory fee rates, including the PIA, will be calculated as normal until the date of transition to the new investment advisory fee rates (if approved by shareholders).

Purpose and Impact of the Elimination of a PIA

As previously discussed, the Proposed IMS Agreements are part of a group of related proposals that are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Elimination of the PIA would further align the fee structures of each IMS/Fee Increase/PIA Fund with the fee structures currently in place across most funds in the Combined Fund Complex, which do not feature a PIA. Additionally, the Board of RiverSource Variable Series Trust reviewed materials relating to current industry practices and determined that the use of a PIA is not prevalent among major fund complexes. Moreover, a PIA can impact different shareholders differently in that, given that the PIA measurement periods lag the PIA adjustment period by many months and that IMS/Fee Increase/PIA Fund shares can be purchased or redeemed on any business day, the shareholders that benefit from outperformance are not necessarily the same shareholders who will pay higher fees in a later period. In light of the limited use of PIAs by investment advisers in the industry, the potential for greater revenue volatility with the application of a PIA and the desire to enhance consistency across the Combined Fund Complex, Columbia Management wishes to discontinue the PIA arrangements for the IMS/Fee Increase/PIA Funds.

If shareholders of an IMS/Fee Increase/PIA Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to its Current IMS Agreement and will be entitled to receive the amounts set forth in such Current IMS Agreement. In addition, Columbia Management may resume assessing the investment advisory fees for any wind-down fund, including any applicable PIA, according to the investment advisory fee rates set forth in its Current IMS Agreement.

Columbia Management has also informed the Board of the RiverSource Variable Series Trust that the contractual expense limitations for certain IMS/Fee Increase/PIA Funds (RiverSource Variable Portfolio – Balanced Fund, RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Mid Cap Value Fund and Seligman Variable Portfolio – Growth Fund) are contingent upon the approval of such Fund’s Proposed IMS Agreement. Therefore, if shareholders of such IMS/Fee Increase/PIA Funds fail to approve the Proposed IMS Agreement, then the expense limitation agreement described above in “Description of the Change in Investment Advisory Fee Rate” will not take effect.

For a description of certain of the specific factors considered by the Board of RiverSource Variable Series Trust in approving the Proposed IMS Agreement, see “Board Considerations” below.

Board Considerations

Note: For purposes of this “Board Considerations” section, references to the “Board” refer together to the particular Columbia RiverSource Boards overseeing the particular Fund(s) affected by this Proposal 2.

At its September 7-8, 2010 meetings (the “September Meeting”), the Board, unanimously approved the Proposed IMS Agreement between Columbia Management and each Company, on behalf of the Funds. As detailed below, the Board and its Contracts Committee, Investment Review Committee and Compliance Committee held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the Proposed IMS Agreements.

Prior to approving the Proposed IMS Agreements, the directors/trustees of the Boards, including the Non-Interested Directors/Trustees, were presented with, and requested, received and evaluated, materials about the Current IMS Agreements and the Proposed IMS Agreements, including about the investment advisory fee rates and related matters from Columbia Management. The directors/trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the IMS/Fee Increase Fund’s, the IMS/PIA Funds’, and the IMS/Fee Increase/PIA Funds’ current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the directors/trustees considered that the proposal was part of a larger group of proposals, aligning the fees and expenses for similar funds based on a more consistent and uniform pricing model for all funds in the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The directors/trustees of the Board also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the Current IMS Agreements at meetings of the Board held on April 6-8, 2010 (the “April Meeting”). Moreover, the directors/trustees and Committees of the Board met on several occasions, and received extensive materials, which the directors/trustees considered relevant to their consideration and approval of the proposed investment advisory fee rates. The directors/trustees also consulted with the Non-Interested Directors/Trustees’ independent legal counsel, who advised on the legal standards for consideration by the directors/trustees, and otherwise assisted the directors/trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the directors/trustees leading up to and during the September Meeting, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the Proposed IMS Agreements.

In making its decision to approve the Proposed IMS Agreements, the Board considered factors bearing on the nature, extent and quality of the services provided to each Fund, and the costs for those services, with a view toward making a business judgment as to whether the Proposed IMS Agreement is, under all of the circumstances, in the best interest of each Fund and the Fund’s shareholders. The factors that the directors/trustees of the Boards considered and the conclusions that they, in their business judgment, reached included, principally, the following:

•	The expected benefits of continuing to retain Columbia Management as the Funds’ investment manager;

•	The Board’s favorable evaluation of the nature, extent and quality of investment management services provided by Columbia Management to each Fund;

•

The Board’s recent evaluation of the historical performance of Columbia Management in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•

The similarities between the terms and conditions of the Proposed IMS Agreements and the terms and conditions of the Current IMS Agreements, as described above (see “Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements”);

•	The expected benefits of standardizing fee schedules as well as the form of IMS Agreement used by the funds in the Combined Fund Complex;

•

The impact of the proposed changes in investment advisory fee rates on the total expense ratio of each Fund in light of its current asset levels and the willingness of Columbia Management to contractually agree to continue to limit total operating expenses for such Fund;

•

Current and projected profits to Columbia Management, both under the current investment advisory fee rates and the proposed investment advisory fee rates, from providing investment management services to the Funds (as well as under the administrative fee rates from providing administrative services to the Funds);

•	The expected benefits to shareholders of further integrating the Combined Fund Complex by applying generally consistent fee rates to funds that are in the same investment category; and

•	That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate Columbia Management for bona fide services performed with respect to the Funds.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual directors/trustees may have attributed different weights to various factors. The Board also evaluated all information available to it on a fund-by-fund basis, and made determinations separately in respect of each Fund it oversees. Certain factors considered by the Board are discussed in more detail below.

Nature, Extent and Quality of Services Provided

The Board recalled its past considerations of the expertise, resources and capabilities of Columbia Management in providing services to the Funds. In this regard, the Board considered the various reports and presentations it had received at the April Meeting. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including the Transaction and the continued investment in, and resources dedicated to, the Funds’ operations. Further, the Board considered Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the hiring by Columbia Management of the new Chief Investment Officer, who had previously served in the same capacity for the prior adviser to the legacy Columbia Funds. With respect to the Proposed IMS Agreements specifically, the Board noted that the nature and scope of services to be provided under the Proposed IMS Agreements are expected to be substantially identical, in all material respects, to the Current IMS Agreements. Additionally, the Board took into account the representations made by management at the September Meeting and prior meetings that the level and quality of services provided by Columbia Management under the Proposed IMS Agreements are expected to be at least the same as those that are being provided under the Current IMS Agreements (even after taking into account the additional funds proposed to be serviced by Ameriprise and its affiliates). The Board also noted the wide array of legal and compliance services that would continue to be provided to the Funds under the Proposed IMS Agreements.

Based on the foregoing, and based on other information (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each of the Funds.

Investment Performance

The Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. In this regard, the Board considered the investment performance of each Fund, focusing particularly on the IMS/Fee Increase Fund, IMS/PIA Funds and IMS/Fee Increase/PIA Funds. The Board referred to the materials received at prior meetings, noting that for each such Fund, performance in general either met expectations or was appropriate in light of the particular management style of the Fund. The Board also observed the remedial measures recently undertaken by management to improve the performance of multiple Funds, including making appropriate portfolio management changes.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Funds

The Board referred to its review and consideration of comparative fees and the costs of services to be provided under the Proposed IMS Agreements. The Board accorded particular weight to the notion that the level of service fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each Fund are in line with the “pricing philosophy” (i.e., that the total expense ratio of each Fund (excluding the effect of a performance incentive adjustment, as may be applicable), with few exceptions, is at or below the median net expense ratio of funds in the same comparison group as selected by the independent provider of investment company data). While the Board noted that the overall fees for a few Funds would increase under the Proposed IMS Agreements, they took into account that many of the Funds are experiencing an overall decrease in their expense ratios.

With respect to the IMS/Fee Increase Fund, IMS/PIA Funds and IMS/Fee Increase/PIA Funds, the Board took into account that, after consideration of applicable expense caps and implementation of the other fee rationalization proposals approved at its meeting held on August 9, 2010 (e.g., reductions in transfer agency and/or custody fees), it was expected most of these Funds’ net expense ratios would remain approximately the same or would decrease, even with the increased advisory fee rate. Although the Proposed IMS Agreements would result in an increase in the investment advisory fee rates payable by certain Funds, the Non-Interested Directors/Trustees took into account the fact that such changes would not necessarily result in higher gross expenses for many of those Funds in light of their current asset levels. Moreover, the Non-Interested Directors/Trustees considered that Columbia Management has agreed to continue implementing contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee rate increases resulting from the amended fee schedules. Additionally, they noted the general benefits of standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds. The Non-Interested Directors/Trustees also accorded particular weight to the data showing that the revised fee levels are generally in line with or below the fee levels of other mutual funds in the their respective asset classes.

The Non-Interested Directors/Trustees also discussed the elimination of the PIAs for the IMS/PIA Funds and IMS/Fee Increase/PIA Funds, and considered the impact on such Funds, while noting the benefits of standardizing advisory fee arrangements across all Funds. They recalled their discussions at their May 7, 2010 meeting regarding the relationship between PIAs and fund performance. In that connection, the Board reviewed the benefit of eliminating PIAs, noting Columbia Management’s representations that the PIA does not cause management or portfolio managers to act differently with respect to the IMS/PIA Funds and IMS/Fee Increase/ PIA Funds (e.g., to address underperformance more quickly), and that, even in the absence of a PIA, Columbia Management remains strongly incented to perform well.

The Board also recalled its consideration of the information comparing the proposed amended fee schedules for the Funds to the fee schedules charged by Columbia Management to other clients. The Board had observed that the fees were generally in line with fees charged by Columbia Management to institutional clients, and where there were material differences, Columbia Management explained the variances as resulting from: a difference in the way the institutional accounts were being managed (versus the retail fund), a difference in the more competitive demands of the institutional marketplace and/or the incremental workload (e.g., increased compliance and legal responsibilities) and investment restrictions associated with management of registered investment companies, like the Funds.

In considering the reasonableness of investment management service fees under the Proposed IMS Agreements, the Board considered the current and projected profits to Columbia Management, under both the Current IMS Agreements and the Proposed IMS Agreements. The Board also recalled its review at earlier meetings of estimates of Ameriprise profitability resulting from the implementation of the fee rationalization. Additionally, the Board considered the discussions at the April Meeting regarding the profitability to Columbia Management and Ameriprise from managing and operating the Funds, including data showing comparative profitability over the last two years.

The Board also considered whether any indirect economic benefits flowed to Columbia Management or its affiliates in connection with managing or operating the Funds, such as the enhanced ability to offer various other financial products to Ameriprise’s customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit Columbia Management to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.

After further discussion, the Board concluded that profitability levels were reasonable.

Economies of Scale

The Board also considered the economies of scale that might be realized by Columbia Management as each Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. They considered the information provided to them at the April Meeting regarding various pre-established “breakpoints” in investment management service fees that are triggered as the Fund’s net asset level increases, and recalled that they had concluded that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Board determined that it would have a reasonable basis to determine whether the investment management service fees proposed under the Proposed IMS Agreements are fair and reasonable in light of the extent and quality of services to be provided and, thus, to act on whether to approve the Proposed IMS Agreements. The Board, including all of its Non-Interested Directors/Trustees, then concluded that the proposed fees to be paid under the Proposed IMS Agreements were fair and reasonable in light of the extent and quality of the services to be provided. Accordingly, the Board unanimously approved the Proposed IMS Agreements and unanimously recommends that shareholders of each Fund vote FOR the approval of the Proposed IMS Agreements.

Required Vote and Recommendation

Approval of each Proposed IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of each such Fund vote together as a single class on Proposal 2. Each such Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED IMS AGREEMENT.

PROPOSAL 3 – APPROVE MANAGER OF MANAGERS PROPOSAL

Seligman Global Technology Portfolio

The Board of Directors of Seligman Portfolios, Inc. (the “MofM Board”), on behalf of its series, Seligman Global Technology Portfolio (the “MofM Fund”), has approved, and recommends that shareholders of the MofM Fund approve, a proposal authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the MofM Board, but without obtaining approval from shareholders of the MofM Fund (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Section 15(a) of the 1940 Act generally requires that fund shareholders approve agreements with a fund’s investment adviser, including any subadviser. Shareholder approval also is required if the terms of existing advisory (or subadvisory) agreements are changed materially or if there is a change in control of the fund’s subadviser or adviser. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The MofM Board believes that it is in the best interests of the MofM Fund and the MofM Fund’s shareholders if the MofM Board represents their interests in approving or rejecting recommendations made by Columbia Management regarding unaffiliated subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the MofM Fund with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by Columbia Management.

SEC Exemptive Order. On July 16, 2002, the SEC granted an order that exempts Columbia Management from U.S. federal securities law requirements to obtain shareholder approval regarding the selection of or arrangements with unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits Columbia Management to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve Columbia Management’s authority to take such action. The SEC Exemptive Order is available to all funds advised by Columbia Management, which includes the MofM Fund.

Under the SEC Exemptive Order, the affected funds and Columbia Management are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee, all of which the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the MofM Fund to Columbia Management. Any fees paid to subadvisers for services provided to the MofM Fund will, as is current practice, be paid by Columbia Management.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	Columbia Management recommends delegation of all or a portion of the MofM Fund’s day-to-day portfolio management responsibilities to a subadviser or to a new additional subadviser;

•	Columbia Management recommends that a subadviser be replaced with a different subadviser; or

•	There is a change of control of a subadviser or the applicable subadvisory agreement is otherwise “assigned” as such term is defined under the 1940 Act and the rules thereunder.

Board Considerations

The MofM Board believes that it is in the best interest of the MofM Fund and its shareholders to afford Columbia Management the flexibility to provide investment advisory services to the MofM Fund through one or more subadvisers that have particular expertise in the type of investments in which the MofM Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for Columbia Management to appoint a new subadviser or modify a subadvisory agreement materially, the MofM Board must call and hold a shareholder meeting of the MofM Fund, create and distribute proxy materials and solicit votes from the MofM Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Columbia Management would be able to act more quickly to appoint a new subadviser if and when the MofM Board and Columbia Management believe that the appointment would benefit the MofM Fund. The MofM Board believes that granting Columbia Management (subject to review and approval by the MofM Board) maximum flexibility to select subadvisers, without incurring the delay or expense associated with obtaining further shareholder approval, is in the best interest of shareholders because it will allow the MofM Fund to operate more efficiently.

In addition, the MofM Board believes that it is appropriate to vest the selection of subadvisers in Columbia Management (subject to review and approval by the MofM Board) in light of Columbia Management’s investment advisory expertise and its experience in selecting subadvisers. The MofM Board believes that if in the future it becomes appropriate to add or change a subadviser to the MofM Fund, the MofM Board can access this expertise and experience in ways that can add value to the MofM Fund and its shareholders.

Finally, the MofM Board believes that it will retain sufficient oversight of its MofM Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever Columbia Management selects a subadviser or modifies a subadvisory agreement. The MofM Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the directors of the MofM Board will analyze such factors that they consider to be relevant to the determination. As with the MofM Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

The MofM Board also considered that, although the MofM Fund currently has no subadvisory agreements, if shareholders of the MofM Fund approve Proposal 3, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program.

Required Vote and Recommendation

For the MofM Fund, approval of the Manager of Managers Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the MofM Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the MofM Fund or (ii) 67% or more of the outstanding voting securities of the MofM Fund present at the Meeting if more than 50% of the outstanding voting securities of the MofM Fund are present at the Meeting in person or represented by proxy. All shares of the MofM Fund vote together as a single class on Proposal 3.

At a meeting held on November 11, 2010, the MofM Board voted to present the Manager of Managers Proposal for approval by the shareholders of the MofM Fund.

THE MOFM BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting Information

Separate accounts of insurance companies are the predominant shareholders of the Funds. The insurance companies generally vote the shares of a Fund attributable to such separate accounts in accordance with timely instructions received from owners of the Variable Contracts (the “Contract Owners”) that have contract values allocated to such separate accounts invested in Fund shares. An insurance company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Variable Contract on the Record Date (as defined below).

If a voting instruction is not received from a Contract Owner, the insurance company will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to each Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the insurance company generally will vote those shares FOR each Proposal and each Nominee. As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes.

Revocation of Voting Instructions

Contract Owners may revoke voting instructions by providing written notice of revocation to their insurance company, by submitting a subsequently executed and dated Voting Instruction Card, or by submitting voting instructions by telephone or internet. If a Contract Owner submits a voting instruction by telephone or through the internet, he or she may revoke it by submitting a subsequent timely voting instruction by telephone or internet or by completing, signing and timely returning a Voting Instruction Card dated as of a date that is later than his or her last telephone or internet voting instruction.

Revocation of Proxies

Shareholders may revoke prior proxy instructions by providing superseding proxy instructions by written notice to Computershare Fund Services at (866) 492-5763, by submitting a subsequently executed and dated proxy card, by authorizing their proxy by telephone or internet, by attending the Meeting and casting their vote in person, or as otherwise permitted. Shareholders who plan on attending the Meeting should call (866) 492-5763 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Ten percent (10%) of the shares outstanding and entitled to vote of RiverSource Variable Series Trust or its Funds, present in person or by proxy, constitutes a quorum of RiverSource Variable Series Trust or one of its Funds. Abstentions will be treated as present for purposes of determining a quorum. A quorum of shareholders is required to take action on the election of the 16 Nominees to the Board (Proposal 1). Separately, a quorum of each affected Fund is required to take action on Proposal 2.

Thirty-three percent (33%) of the shares outstanding and entitled to vote of Seligman Portfolios, Inc. or its Fund, present in person or by proxy, constitutes a quorum of such Company or Fund. Abstentions will be treated as present for purposes of determining a quorum. A quorum of shareholders of the Company is required to take action on the election of the 16 Nominees to the Board of such Company (Proposal 1). Separately, a quorum of each affected Fund is required to take action on Proposals 2 and 3.

In the event that a quorum of shareholders of any Fund or a Company is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or Companies and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

If you were a Contract Owner with a beneficial interest in a Fund as of the close of business on December 17, 2010 (the “Record Date”), you are entitled to notice of the Meeting and have the right to instruct your insurance company as to the manner in which shares of the Funds attributable to your Variable Contract should be voted. The number of outstanding shares of each class of shares of each Fund held on the Record Date, and the number of votes to which each class is entitled, is listed in Appendix H. Shareholders of each Fund of RiverSource Variable Series Trust are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of Seligman Global Technology Portfolio are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date.

If your shares or Variable Contract interests are held in an IRA account, you have the right to vote or provide voting instructions on those shares or interests. If you do not provide voting instructions with respect to your shares or interests, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares or provide voting instructions for interests for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

The election of trustees (Proposal 1) for RiverSource Variable Series Trust, which is organized as a Massachusetts business trust, requires the affirmative vote of a plurality of the voting power of the Company’s shares voted at a meeting at which a quorum of the Company is present. The election of directors (Proposal 1) for Seligman Portfolios, Inc., which is organized as a Maryland corporation, requires the affirmative vote of a plurality of the Company’s shares voted at a meeting at which a quorum of the Company is present.

Approval of the Proposed IMS Agreement (Proposal 2) and/or the Manager of Managers Proposal (Proposal 3) requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an affected Fund vote together as a single class on Proposals 2 and 3, and each Fund’s shareholders vote separately from shareholders of other Funds that are voting on the same Proposal.

Effect of Abstentions

For all matters to be voted upon, an abstention will not be considered a vote cast, however, an abstention will be counted for purposes of attaining a quorum. With respect to Proposal 1, abstentions will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against Proposal  2 and Proposal 3.

Annual Meetings and Shareholder Proposals

The Companies do not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Companies last called a shareholder meeting to elect directors/trustees on February 15, 2006 for the RiverSource Variable Series Trust and on November 3, 2008 for the Seligman Portfolios, Inc,. The Board Governance Committee of each Columbia RiverSource Board typically will consider director/trustee candidates submitted by shareholders or from other sources as such Board Governance Committee deems appropriate. Any recommendation should be submitted to Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a director/trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Director/Trustee, and information regarding such individual that is sufficient, in the discretion of the Board Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors/trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director/trustee (if elected)). See Proposal 1 – Current Committees of the Columbia RiverSource Boards – Board Governance Committee” for more information.

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which a Columbia RiverSource Board has set a meeting date for the shareholder meeting at which the election of directors/trustees is to be considered. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager to the Funds. Ameriprise provides or compensates others to provide administrative services to the Funds. On January 1, 2011, Columbia Management is expected to assume the responsibilities as administrator to the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix I to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Nominees (which include the current directors/trustees) and officers of each Company, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the internet by directors/trustees, officers and employees of the Companies, Columbia Management and Columbia Management Investment Distributors, Inc. Computershare Fund Services has been engaged to provide mailing and tabulation services. It is not expected that the Funds will require active solicitation services for any proposal or that Computershare Fund Services will receive any amount for solicitation services.

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Voting Instruction Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future. For an additional copy of and/or to ask questions about this Joint Proxy Statement, please call the insurance company that issued your Variable Contract.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Boards of Directors/Trustees,

Scott R. Plummer

Secretary

It is important that you submit your voting instructions promptly. All Contract Owners are urged to submit their voting instructions as soon as possible by accessing the Internet site listed on the enclosed Voting Instruction Card, by calling the toll-free number listed on the enclosed Voting Instruction Card, or by mailing the enclosed Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Voting Instruction Card (or a copy thereof).

APPENDIX A

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Companies, as a group, beneficially owned less than 1% of each class of shares of each Fund. The Nominees do not own shares of any Fund covered by this Joint Proxy Statement. The tables below show the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*	E*	E*	E*	C*	E*

*	Total includes deferred compensation invested in share equivalents

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Alison Taunton-Rigby	Minor M. Shaw
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E*	E*	E*	E*	E	E	E*

*	Total includes deferred compensation invested in share equivalents

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*

*	Total includes deferred compensation invested in share equivalents

A-1

APPENDIX B

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees of each RiverSource Fund (the “Board”) is responsible for protecting the interests of each RiverSource Fund (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

¡	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•	The criteria to be used to determine the size and structure of the Board, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

¡

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

¡	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

¡	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

¡	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

¡

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

B-1

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members and Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008, amended on November 12, 2009 and further amended on January 13, 2010.

B-2

APPENDIX C

Officer and Director Information

Information regarding (i) the current officers of each Company, and (ii) the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born 1964) Columbia Management 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Anti-Money Laundering Officer	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008.

J. Kevin Connaughton (Born 1964) Columbia Management One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006.

Jeffrey P. Fox (Born 1955) Columbia Management 105 Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	None	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006.

Amy K. Johnson (Born 1965) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)

Senior Vice President, Columbia Funds, Atlantic Funds and Natinos Funds since May 2010; Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006).

Michael A. Jones (Born 1959) Columbia Management 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Scott R. Plummer (Born 1959) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

William F. Truscott (Born 1960) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Board member (2001); Senior Vice President (2010)	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer of Columbia Management, 2001–April 2010; Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005–April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008–April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	None	President and Director (2010)	Vice President, Columbia Funds, Atlantic and Nations Funds since 2006; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) Columbia Management One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474			Director, Senior Vice President and Chief Financial Officer of Columbia Management.

APPENDIX D

Director/Trustee Compensation

The following table shows the total compensation paid to the Non–Interested Directors/Trustees from the Funds and all the funds in the RiverSource Fund Complex in the fiscal period ended December 31, 2009. No director/trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All directors/trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Boards or standing Committees, which are not reflected in the amounts shown.

Non-Interested Director/Trustee Compensation from Funds

Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind
RiverSource Variable Portfolio – Balanced Fund	$2,412	$2,495	$2,246	$2,319	$2,421	$2,246
Amount deferred	$0	$0	$898	$696	$0	$0
RiverSource Variable Portfolio – Cash Management Fund	$3,262	$3,391	$3,019	$3,148	$3,262	$3,019
Amount deferred	$0	$0	$1,208	$944	$0	$0
RiverSource Variable Portfolio – Core Equity Fund	$425	$437	$394	$405	$424	$394
Amount deferred	$0	$0	$157	$122	$0	$0
RiverSource Variable Portfolio – Diversified Equity Income Fund	$8,081	$8,297	$7,502	$7,717	$8,081	$7,502
Amount deferred	$0	$0	$3,001	$2,315	$0	$0
RiverSource Variable Portfolio – Dynamic Equity Fund	$3,213	$3,306	$2,979	$3,071	$3,213	$2,979
Amount deferred	$0	$0	$1,191	$921	$0	$0
RiverSource Variable Portfolio – Global Bond Fund	$3,865	$3,981	$3,582	$3,698	$3,865	$3,582
Amount deferred	$0	$0	$1,433	$1,110	$0	$0
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	$4,000	$4,085	$3,728	$3,813	$4,000	$3,728
Amount deferred	$0	$0	$1,491	$1,144	$0	$0
RiverSource Variable Portfolio – High Yield Bond Fund	$1,662	$1,707	$1,541	$1,586	$1,662	$1,541
Amount deferred	$0	$0	$617	$476	$0	$0
RiverSource Variable Portfolio – Income Opportunities Fund	$3,410	$3,480	$3,176	$3,246	$3,410	$3,176
Amount deferred	$0	$0	$1,271	$974	$0	$0
RiverSource Variable Portfolio – Limited Duration Bond Fund	*	*	*	*	*	*
Amount deferred	*	*	*	*	*	*
RiverSource Variable Portfolio – Mid Cap Growth Fund	$815	$835	$756	$776	$815	$756
Amount deferred	$0	$0	$302	$233	$0	$0
RiverSource Variable Portfolio – Mid Cap Value Fund	$605	$624	$560	$579	$605	$560
Amount deferred	$0	$0	$224	$174	$0	$0
RiverSource Variable Portfolio – S&P 500 Index Fund	$496	$510	$460	$474	$497	$460
Amount deferred	$0	$0	$184	$142	$0	$0
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	$1,283	$1,326	$1,190	$1,232	$$1,190	$1,283
Amount deferred	$0	$0	$476	$370	$0	$0
Seligman Global Technology Portfolio	$13	$13	$12	$13	$13	$12
Amount deferred	$0	$0	$5	$4	$0	$0
Seligman Variable Portfolio – Growth Fund	$640	$662	$592	$614	$640	$592
Amount deferred	$0	$0	$237	$184	$0	$0
Seligman Variable Portfolio – Larger-Cap Value Fund	$30	$30	$28	$28	$30	$28
Amount deferred	$0	$0	$11	$8	$0	$0
Seligman Variable Portfolio – Smaller-Cap Value Fund	$174	$178	$161	$166	$174	$161
Amount deferred	$0	$0	$64	$50	$0	$0
Threadneedle Variable Portfolio – Emerging Markets Fund	$2,054	$2,115	$1,904	$1,966	$2,054	$1,904
Amount deferred	$0	$0	$762	$590	$0	$0
Threadneedle Variable Portfolio – International Opportunity Fund	$1,300	$1,338	$1,206	$1,243	$1,300	$1,206
Amount deferred	$0	$0	$482	$373	$0	$0
Variable Portfolio – Aggressive Portfolio	*	*	*	*	*	*
Variable Portfolio – AllianceBernstein International Value Fund	*	*	*	*	*	*
Variable Portfolio – American Century Diversified Bond Fund	*	*	*	*	*	*
Variable Portfolio – American Century Growth Fund	*	*	*	*	*	*
Variable Portfolio – Columbia Wanger International Equities Fund	*	*	*	*	*	*
Variable Portfolio – Columbia Wanger U.S. Equities Fund	*	*	*	*	*	*

Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind
Variable Portfolio – Conservative Portfolio	*	*	*	*	*	*
Variable Portfolio – Davis New York Venture Fund	$3,480	$3,550	$3,239	$3,310	$3,480	$3,239
Amount deferred	$0	$0	$1,296	$993	$0	$0
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	*	*	*	*	*	*
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	$31	$32	$28	$29	$31	$28
Amount deferred	$0	$0	$11	$9	$0	$0
Variable Portfolio – Invesco International Growth Fund	*	*	*	*	*	*
Variable Portfolio – J.P. Morgan Core Bond Fund	*	*	*	*	*	*
Variable Portfolio – Jennison Mid Cap Growth Fund	*	*	*	*	*	*
Variable Portfolio – Marsico Growth Fund	*	*	*	*	*	*
Variable Portfolio – MFS Value Fund	*	*	*	*	*	*
Variable Portfolio – Moderate Portfolio	*	*	*	*	*	*
Variable Portfolio – Moderately Aggressive Portfolio	*	*	*	*	*	*
Variable Portfolio – Moderately Conservative Portfolio	*	*	*	*	*	*
Variable Portfolio – Mondrian International Small Cap Fund	*	*	*	*	*	*
Variable Portfolio – Morgan Stanley Global Real Estate Fund	*	*	*	*	*	*
Variable Portfolio – NFJ Dividend Value Fund	*	*	*	*	*	*
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)	*	*	*	*	*	*
Variable Portfolio – Partners Small Cap Growth Fund	*	*	*	*	*	*
Variable Portfolio – Partners Small Cap Value Fund	$2,713	$2,783	$2,517	$2,586	$2,713	$2,517
Amount deferred	$0	$0	$1,007	$776	$0	$0
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	*	*	*	*	*	*
Variable Portfolio – Pyramis International Equity Fund	*	*	*	*	*	*
Variable Portfolio – Wells Fargo Short Duration Government Fund	*	*	*	*	*	*

*	The Fund was established on April 14, 2010. Accordingly, the Fund did not pay any directors’/trustees’ fees during the fiscal year ended December 31, 2009.

Fund	Lewis	Maher	Paglia	Richie	Taunton- Rigby
RiverSource Variable Portfolio – Balanced Fund	$5,640	$2,175	$2,495	$2,320	$2,319
Amount deferred	$846	$2,175	$0	$0	$0
RiverSource Variable Portfolio – Cash Management Fund	$7,720	$2,931	$3,391	$3,148	$3,148
Amount deferred	$1,158	$2,931	$0	$0	$0
RiverSource Variable Portfolio – Core Equity Fund	$981	$381	$437	$406	$406
Amount deferred	$147	$381	$0	$0	$0
RiverSource Variable Portfolio – Diversified Equity Income Fund	$18,666	$7,256	$8,297	$7,717	$7,717
Amount deferred	$2,800	$7,256	$0	$0	$0
RiverSource Variable Portfolio – Dynamic Equity Fund	$7,432	$2,885	$3,306	$3,071	$3,071
Amount deferred	$1,115	$2,885	$0	$0	$0
RiverSource Variable Portfolio – Global Bond Fund	$8,969	$3,478	$3,981	$3,698	$3,698
Amount deferred	$1,345	$3,478	$0	$0	$0
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	$9,226	$3,588	$4,086	$3,813	$3,813
Amount deferred	$1,384	$3,588	$0	$0	$0
RiverSource Variable Portfolio – High Yield Bond Fund	$3,855	$1,491	$1,707	$1,587	$1,587
Amount deferred	$578	$1,491	$0	$0	$0
RiverSource Variable Portfolio – Income Opportunities Fund	$7,846	$3,059	$3,480	$3,246	$3,246
Amount deferred	$1,177	$3,059	$0	$0	$0
RiverSource Variable Portfolio – Limited Duration Bond Fund	*	*	*	*	*
Amount deferred	*	*	*	*	*
RiverSource Variable Portfolio – Mid Cap Growth Fund	$1,877	$731	$835	$777	$777
Amount deferred	$282	$731	$0	$0	$0
RiverSource Variable Portfolio – Mid Cap Value Fund	$1,396	$545	$624	$578	$578
Amount deferred	$209	$545	$0	$0	$0
RiverSource Variable Portfolio – S&P 500 Index Fund	$1,147	$446	$510	$474	$474
Amount deferred	$172	$446	$0	$0	$0
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	$3,003	$1,154	$1,326	$1,232	$1,232
Amount deferred	$451	$1,154	$0	$0	$0
Seligman Global Technology Portfolio	$30	$12	$13	$12	$12
Amount deferred	$4	$12	$0	$0	$0

Fund	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Seligman Variable Portfolio – Growth Fund	$1,484	$576	$662	$613	$613
Amount deferred	$223	$576	$0	$0	$0
Seligman Variable Portfolio – Larger-Cap Value Fund	$68	$27	$30	$28	$28
Amount deferred	$10	$27	$0	$0	$0
Seligman Variable Portfolio – Smaller-Cap Value Fund	$399	$156	$178	$166	$165
Amount deferred	$60	$156	$0	$0	$0
Threadneedle Variable Portfolio – Emerging Markets Fund	$4,761	$1,849	$2,115	$1,966	$1,966
Amount deferred	$714	$1,849	$0	$0	$0
Threadneedle Variable Portfolio – International Opportunity Fund	$3,015	$1,167	$1,337	$1,243	$1,243
Amount deferred	$452	$1,168	$0	$0	$1,243
Variable Portfolio – Aggressive Portfolio	*	*	*	*	*
Variable Portfolio – AllianceBernstein International Value Fund	*	*	*	*	*
Variable Portfolio – American Century Diversified Bond Fund	*	*	*	*	*
Variable Portfolio – American Century Growth Fund	*	*	*	*	*
Variable Portfolio – Columbia Wanger International Equities Fund	*	*	*	*	*
Variable Portfolio – Columbia Wanger U.S. Equities Fund	*	*	*	*	*
Variable Portfolio – Conservative Portfolio	*	*	*	*	*
Variable Portfolio – Davis New York Venture Fund	$7,976	$3,119	$3,550	$3,310	$3,310
Amount deferred	$1,176	$3,119	$0	$0	$0
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	*	*	*	*	*
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	$71	$28	$32	$29	$29
Amount deferred	$11	$28	$0	$0	$0
Variable Portfolio – Invesco International Growth Fund	*	*	*	*	*
Variable Portfolio – J.P. Morgan Core Bond Fund	*	*	*	*	*
Variable Portfolio – Jennison Mid Cap Growth Fund	*	*	*	*	*
Variable Portfolio – Marsico Growth Fund	*	*	*	*	*
Variable Portfolio – MFS Value Fund	*	*	*	*	*
Variable Portfolio – Moderate Portfolio	*	*	*	*	*
Variable Portfolio – Moderately Aggressive Portfolio	*	*	*	*	*
Variable Portfolio – Moderately Conservative Portfolio	*	*	*	*	*
Variable Portfolio – Mondrian International Small Cap Fund	*	*	*	*	*
Variable Portfolio – Morgan Stanley Global Real Estate Fund	*	*	*	*	*
Variable Portfolio – NFJ Dividend Value Fund	*	*	*	*	*
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)	*	*	*	*	*
Variable Portfolio – Partners Small Cap Growth Fund	*	*	*	*	*
Variable Portfolio – Partners Small Cap Value Fund	$6,231	$2,436	$2,782	$2,587	$2,587
Amount deferred	$935	$2,436	$0	$0	$0
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	*	*	*	*	*
Variable Portfolio – Pyramis International Equity Fund	*	*	*	*	*
Variable Portfolio – Wells Fargo Short Duration Government Fund	*	*	*	*	*

*	The Fund was established on April 14, 2010. Accordingly, the Fund did not pay any directors’/trustees’ fees during the fiscal year ended December 31, 2009.

Interested Director/Trustee Compensation from Funds

Neither the Funds nor the Companies paid any directors’/trustees’ fees to Mr. Truscott during each Fund’s last fiscal year.

Aggregate Non-Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the RiverSource Fund Complex Paid to Non-Interested Directors/ Trustees for the Calendar Year Ended December 31, 2009
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton(1)	$160,000
Patricia M. Flynn(2)	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind(3)	$160,000
Stephen R. Lewis, Jr.(4)	$400,000
John F. Maher(5)	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

(1)

During the fiscal period ended December 31, 2009, Ms. Carlton deferred $64,000 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Carlton’s account under that plan was $17,500.

(2)

During the fiscal period ended December 31, 2009, Ms. Flynn deferred $49,500 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Flynn’s account under that plan was $97,500.

(3)

During the fiscal period ended December 31, 2009, Mr. Laikind deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Laikind’s account under that plan was $122,813.

(4)

During the fiscal period ended December 31, 2009, Mr. Lewis deferred $60,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Lewis’s account under that plan was $79,500.

(5)

During the fiscal period ended December 31, 2009, Mr. Maher deferred $155,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Maher’s account under that plan was $202,500.

Aggregate Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

The River Source Fund Complex paid no directors’/trustees’ fees to Mr. Truscott during the last calendar year.

Aggregate Non-Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

The following individuals are Nominees but are not currently directors/trustees of the Companies and, accordingly, have received no compensation from any Fund or Company. They are trustees of the various registrants in the Columbia Fund Complex and, as such, received compensation from the various registrants in the Columbia Fund Complex in the amounts shown below.

Board Member	Total Compensation from the Columbia Fund Complex Paid to Non-Interested Trustees for the Calendar Year Ended December 31, 2009
Edward J. Boudreau, Jr.	$295,000
William P. Carmichael	$357,500
Minor M. Shaw	$287,500
R. Glenn Hilliard	$290,000
William A. Hawkins	$297,500
John J. Nagorniak	$250,000

Aggregate Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Fund Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009
Anthony M. Santomero	$265,000

APPENDIX E

More Information on Columbia Management

Comparable Funds for which Columbia Management serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the IMS Funds, IMS/Fee Increase Fund, IMS/PIA Funds and IMS/Fee Increase/PIA Funds. The table below identifies each such fund, its net assets as of November 30, 2010, and Columbia Management’s investment advisory fee rate with respect to the fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of November 30, 2010.

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
RiverSource VP Balanced Fund	Disciplined Asset Allocation Portfolios – Moderate	126.4	N/A	N/A
	Disciplined Asset Allocation Portfolios – Moderately Conservative	68.0
	Columbia Portfolio Builder Moderate Fund	1,335.7
	Variable Portfolio Moderate Portfolio	16,914.6

	RiverSource Balance Fund	603.9	$0 to $1,000	0.530%
			$1,000 to $2,000	0.505%
			$2,000 to $3,000	0.480%
			$3,000 to $6,000	0.455%
			$6,000 to $7,500	0.430%
			$7,500 to $10,000	0.410%
			$10,000 to $15,000	0.390%
			$15,000 to $24,000	0.370%
			>$24,000	0.350%

	Columbia Asset Allocation Fund	216.8	$0 to $500	0.650%*
			$500 to $1,000	0.600%
			$1,000 to $1,500	0.550%
			$1,500 to $3,000	0.500%
			$3,000 to $6,000	0.480%
			>$6,000	0.460%

	Columbia Asset Allocation Fund, VS	117.5	$0 to $500	0.450%*
			$500 to $1,500	0.400%
			>$1,500	0.350%

	Columbia Liberty Fund	343.6	$0 to $500	0.550%*
			$500 to $1,500	0.500%
			>$1,500	0.450%
	Columbia LifeGoal Balanced Growth Portfolio	553.2	All	0.250%

RiverSource Variable Portfolio – Cash Management Fund	Columbia Money Market Fund, VS	111.4	$0 to $500	0.350%
			$500 to $1,000	0.300%
			>$1,000	0.250%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Government Money Market Fund	139.5	$0 to $1,000	0.330%
	Columbia Money Market Fund	2,484.0	$1,000 to $1,500	0.313%
			$1,500 to $2,000	0.295%
			$2,000 to $2,500	0.278%
			$2,500 to $5,000	0.260%
			$5,000 to $6,000	0.240%
			$6,000 to $7,500	0.220%
			$7,500 to $9,000	0.215%
			$9,000 to $10,000	0.190%
			$10,000 to $15,000	0.180%
			$15,000 to $20,000	0.170%
			$20,000 to $24,000	0.160%
			>$24,000	0.150%

RiverSource Variable Portfolio – Core Equity Fund	RiverSource VP Dynamic Equity Fund	1,314.7	$0 to $1,000	0.600%
	Columbia Large Core Quantitative Fund	3,777.8	$1,000 to $2,000	0.575%
	Columbia Large Growth Quantitative Fund	747.8	$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio Davis New York Venture Fund	1,341.7	$0 to $500	0.730%
	RiverSource Partners Fundamental Value Fund	526.3	$500 to $1,000	0.705%
			$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%

	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Columbia Contrarian Core Fund	641.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

	Columbia LifeGoal Growth Portfolio	370.6	All	0.250%

	Columbia Large Cap Core Fund	1,101.1	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Large Cap Enhanced Core Fund	427.0	$0 to $500	0.350%
			$500 to $1,000	0.300%
			$1,000 to $1,500	0.250%
			$1,500 to $3,000	0.200%
			$3,000 to $6,000	0.180%
			>$6,000	0.160%

RiverSource Variable Portfolio – Diversified Bond Fund	Columbia Diversified Bond Fund	5,196.6	$0 to $1,000	0.480%
			$1,000 to $2,000	0.455%
			$2,000 to $3,000	0.430%
			$3,000 to $6,000	0.405%
			$6,000 to $7,500	0.380%
			$7,500 to $9,000	0.365%
			$9,000 to $10,000	0.360%
			$10,000 to $15,000	0.350%
			$15,000 to $20,000	0.340%
			$20,000 to $24,000	0.330%
			$24,000 to $50,000	0.310%
			>$50,000	0.290%

	Columbia Intermediate Bond Fund	2,177.9	$0 to $1,000	0.350%
			$1,000 to $1,500	0.300%
			$1,500 to $3,000	0.290%
			$3,000 to $6,000	0.280%
			>$6,000	0.270%

	Columbia Total Return Bond Fund	1,081.7	$0 to $500	0.400%
			$500 to $1,000	0.350%
			$1,000 to $2,000	0.320%
			$2,000 to $3,000	0.290%
			$3,000 to $6,000	0.280%
			>$6,000	0.270%

RiverSource Variable Portfolio – Diversified Equity Income Fund	Variable Portfolio NFJ Dividend Value Fund	1,444.1	$0 to $1,000	0.650%
			$1,000 to $2,000	0.600%
			>$2,000	0.500%

	Columbia Dividend Income Fund	2,724.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

	Columbia Dividend Opportunity Fund	1,592.5	$0 to $500	0.610%
			$500 to $1,000	0.585%
			$1,000 to $2,000	0.560%
			$2,000 to $3,000	0.535%
			$3,000 to $6,000	0.510%
			$6,000 to $10,000	0.480%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Diversified Equity Income Fund	4,478.6	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

RiverSource VP Dynamic Equity Fund	Columbia Large Core Quantitative Fund	3,777.8	$0 to $1,000	0.600%
	Columbia Large Growth Quantitative Fund	747.8	$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio Davis New York Venture Fund	1,341.7	$0 to $500	0.730%
	RiverSource Partners Fundamental Value Fund	526.3	$500 to $1,000	0.705%
			$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%

	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Columbia Contrarian Core Fund	641.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

	Columbia LifeGoal Growth Portfolio	370.6	All	0.250%

	Columbia Large Cap Core Fund	1,101.1	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%

	Columbia Large Cap Enhanced Core Fund	427.0	$0 to $500	0.350%
			$500 to $1,000	0.300%
			$1,000 to $1,500	0.250%
			$1,500 to $3,000	0.200%
			$3,000 to $6,000	0.180%
			>$6,000	0.160%

	RiverSource VP Core Equity Fund	180.5	All	0.400%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

RiverSource Variable Portfolio – Global Bond Fund	Columbia Global Bond Fund	513.6	$0 to $250	0.720%
			$250 to $500	0.695%
			$500 to $750	0.670%
			$750 to $1,000	0.645%
			$1,000 to $7,500	0.620%
			$7,500 to $10,000	0.605%
			$10,000 to $15,000	0.590%
			$15,000 to $20,000	0.580%
			$20,000 to $24,000	0.560%
			$24,000 to $50,000	0.540%
			>$50,000	0.520%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	Columbia Federal Securities Fund, VS	69.6	$0 to $500	0.380%
			$500 to $1,000	0.330%
			$1,000 to $1,500	0.300%
			$1,500 to $3,000	0.270%
			$3,000 to $6,000	0.260%
			>$6,000	0.250%

	RiverSource VP Short Duration U.S. Government Fund	1,155.8	$0 to $1,000	0.480%
			$1,000 to $2,000	0.455%
			$2,000 to $3,000	0.430%
			$3,000 to $6,000	0.405%
			$6,000 to $7,500	0.380%
			$7,500 to $9,000	0.365%
			$9,000 to $10,000	0.340%
			$10,000 to $15,000	0.325%
			$15,000 to $20,000	0.315%
			$20,000 to $24,000	0.290%
			$24,000 to $50,000	0.275%
			>$50,000	0.250%

	Variable Portfolio Wells Fargo Short Duration Government Fund	1,541.6	$0 to $1,000	0.480%
			$1,000 to $2,000	0.450%
			>$2,000	0.400%

	Columbia Federal Securities Fund	549.3	$0 to $500	0.530%
			$500 to $1,000	0.480%
			$1,000 to $1,500	0.450%
			$1,500 to $3,000	0.420%
			$3,000 to $6,000	0.410%
			>$6,000	0.400%

RiverSource Variable Portfolio – High Yield Bond Fund	RiverSource VP Income Opportunities Fund	1,070.4	$0 to $1,000	0.610%
	Columbia Income Opportunities Fund	793.9	$1,000 to $2,000	0.585%
			$2,000 to $3,000	0.560%
			$3,000 to $6,000	0.535%
			$6,000 to $7,500	0.510%
			$7,500 to $9,000	0.495%
			$9,000 to $10,000	0.470%
			$10,000 to $15,000	0.455%
			$15,000 to $20,000	0.445%
			$20,000 to $24,000	0.420%
			$24,000 to $50,000	0.405%
			>$50,000	0.380%

	Variable Portfolio Eaton Vance Floating Rate Income Fund	773.4	$0 to $1,000	0.630%
			$1,000 to $2,000	0.580%
			>$2,000	0.530%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Conservative High Yield Fund	566.8	$0 to $500	0.600%
	Columbia High Yield Opportunity Fund	319.0	$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

	Columbia High Income Fund	779.5	$0 to $500	0.550%
			$500 to $1,000	0.520%
			$1,000 to $1,500	0.490%
			>$1,500	0.460%

	Columbia High Yield Fund, VS	191.4	All	0.550%

	Columbia High Yield Bond Fund	1,736.9	$0 to $1,000	0.590%
			$1,000 to $2,000	0.565%
			$2,000 to $3,000	0.540%
			$3,000 to $6,000	0.515%
			$6,000 to $7,500	0.490%
			$7,500 to $9,000	0.475%
			$9,000 to $10,000	0.450%
			$10,000 to $15,000	0.435%
			$15,000 to $20,000	0.425%
			$20,000 to $24,000	0.400%
			$24,000 to $50,000	0.385%
			>$50,000	0.360%

RiverSource Variable Portfolio – Income Opportunities Fund	Columbia High Yield Fund, VS	191.4	All	0.550%

	RiverSource VP High Yield Bond Fund	675.2	$0 to $1,000	0.590%
	Columbia High Yield Bond Fund	1,736.9	$1,000 to $2,000	0.565%
			$2,000 to $3,000	0.540%
			$3,000 to $6,000	0.515%
			$6,000 to $7,500	0.490%
			$7,500 to $9,000	0.475%
			$9,000 to $10,000	0.450%
			$10,000 to $15,000	0.435%
			$15,000 to $20,000	0.425%
			$20,000 to $24,000	0.400%
			$24,000 to $50,000	0.385%
			>$50,000	0.360%

	Variable Portfolio Eaton Vance Floating Rate Income Fund	773.4	$0 to $1,000	0.630%
			$1,000 to $2,000	0.580%
			>$2,000	0.530%

	Columbia Conservative High Yield Fund	566.8	$0 to $500	0.600%
	Columbia High Yield Opportunity Fund	319.0	$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

	Columbia High Income Fund	779.5	$0 to $500	0.550%
			$500 to $1,000	0.520%
			$1,000 to $1,500	0.490%
			>$1,500	0.460%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Income Opportunities Fund	793.9	$0 to $1,000	0.610%
			$1,000 to $2,000	0.585%
			$2,000 to $3,000	0.560%
			$3,000 to $6,000	0.535%
			$6,000 to $7,500	0.510%
			$7,500 to $9,000	0.495%
			$9,000 to $10,000	0.470%
			$10,000 to $15,000	0.455%
			$15,000 to $20,000	0.445%
			$20,000 to $24,000	0.420%
			$24,000 to $50,000	0.405%
			>$50,000	0.380%

RiverSource Variable Portfolio – Limited Duration Bond Fund	Columbia Limited Duration Credit Fund	639.2	$0 to $1,000	0.480%
			$1,000 to $2,000	0.455%
			$2,000 to $3,000	0.430%
			$3,000 to $6,000	0.405%
			$6,000 to $7,500	0.380%
			$7,500 to $9,000	0.365%
			$9,000 to $10,000	0.360%
			$10,000 to $15,000	0.350%
			$15,000 to $20,000	0.340%
			$20,000 to $24,000	0.330%
			$24,000 to $50,000	0.310%
			>$50,000	0.290%

	Columbia Short-Intermediate Bond Fund	332.5	$0 to $1,000	0.350%
			$1,000 to $1,500	0.300%
			$1,500 to $3,000	0.290%
			$3,000 to $6,000	0.280%
			>$6,000	0.270%

RiverSource Variable Portfolio – Mid Cap Growth Fund	Columbia Mid Cap Growth Fund, VS	31.0	All	0.650%

	Variable Portfolio Jennison Mid Cap Growth Fund	810.6	$0 to $1,000	0.750%
			$1,000 to $2,000	0.700%
			>$2,000	0.650%

	Columbia Mid Cap Growth Opportunity Fund	1,107.7	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

	Columbia Mid Cap Growth Fund	1,322.3	$0 to $500	0.820%
			$500 to $1,000	0.750%
			$1,000 to $1,500	0.720%
			>$1,500	0.670%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

RiverSource VP Mid Cap Value Fund	Columbia Mid Cap Core Fund	71.6	$0 to $1,000	0.650%
			$1,000 to $1,500	0.570%
			>$1,500	0.520%

	Columbia Mid Cap Index Fund	2,403.4	All	0.100%

	Columbia Mid Cap Value Opportunity Fund	2,195.2	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

RiverSource Variable Portfolio – S&P 500 Index Fund	Columbia S&P 500 Index Fund, VS	19.7	All	0.200%

	Columbia Large Cap Index Fund	3,002.5	All	0.100%

	RiverSource S&P 500 Index Fund	141.1	$0 to $1,000	0.220%
			$1,000 to $2,000	0.210%
			$2,000 to $3,000	0.200%
			$3,000 to $7,500	0.190%
			$7,500 to $10,000	0.180%
			$10,000 to $15,000	0.170%
			$15,000 to $24,000	0.160%
			$24,000 to $50,000	0.140%
			>$50,000	0.120%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	Columbia Federal Securities Fund, VS	69.6	$0 to $500	0.380%
			$500 to $1,000	0.330%
			$1,000 to $1,500	0.300%
			$1,500 to $3,000	0.270%
			$3,000 to $6,000	0.260%
			>$6,000	0.250%

	RiverSource VP Global Inflation Protected Securities Fund	2,472.3	$0 to $1,000	0.440%
			$1,000 to $2,000	0.415%
			$2,000 to $3,000	0.390%
			$3,000 to $6,000	0.365%
			$6,000 to $7,500	0.340%
			$7,500 to $9,000	0.325%
			$9,000 to $10,000	0.320%
			$10,000 to $15,000	0.310%
			$15,000 to $20,000	0.300%
			$20,000 to $24,000	0.290%
			$24,000 to $50,000	0.270%
			>$50,000	0.250%

	Variable Portfolio Wells Fargo Short Duration Government Fund	1,541.6	$0 to $1,000	0.480%
			$1,000 to $2,000	0.450%
			>$2,000	0.400%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Federal Securities Fund	549.3	$0 to $500	0.530%
			$500 to $1,000	0.480%
			$1,000 to $1,500	0.450%
			$1,500 to $3,000	0.420%
			$3,000 to $6,000	0.410%
			>$6,000	0.400%

Seligman Variable Portfolio – Growth Fund	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

	Variable Portfolio American Century Growth Fund	1,694.5	$0 to $1,000	0.650%
	Variable Portfolio Marsico Growth Fund	1,523.0	$1,000 to $2,000	0.600%
	Variable Portfolio UBS Large Cap Growth Fund	1,139.1	>$2,000	0.500%

	Columbia Large Cap Growth Fund	1,424.0	$0 to $200	0.700%
			$200 to $500	0.575%
			>$500	0.450%

	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Select Large Cap Growth Fund	3,563.7	$0 to $1,000	0.750%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

Seligman Variable Portfolio – Larger-Cap Value Fund	Columbia Large Cap Value Fund, VS	97.2	$0 to $500	0.770%
			$500 to $1,000	0.720%
			$1,000 to $1,500	0.670%
			$1,500 to $3,000	0.620%
			$3,000 to $6,000	0.600%
			>$6,000	0.580%

	Seligman VP Larger Cap Value Fund	27.3	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Equity Value Fund	717.8	$0 to $500	0.530%
			$500 to $1,000	0.505%
			$1,000 to $2,000	0.480%
			$2,000 to $3,000	0.455%
			$3,000 to $6,000	0.430%
			>$6,000	0.400%

	Columbia Large Cap Value Fund	1,993.8	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%

	Columbia Select Large Cap Value Fund	383.8	$0 to $500	0.755%
			$500 to $1,000	0.660%
			>$1,000	0.565%

Seligman VP Smaller Cap Value Fund	Columbia Select Small Cap Fund	563.4	$0 to $1,000	0.750%
			>$1,000	0.620%

	Columbia Small Cap Core Fund	706.9	$0 to $500	0.750%
			$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $2,000	0.600%
			>$2,000	0.550%

	Columbia Small Cap Index Fund	1,632.0	All	0.100%

	RiverSource Disciplined Small and Mid Cap Equity Fund	139.0	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

	RiverSource Small Company Index Fund	386.7	$0 to $250	0.360%
			$250 to $500	0.350%
			$500 to $750	0.340%
			$750 to $1,000	0.330%
			$1,000 to $7,500	0.320%
			$7,500 to $15,000	0.300%
			$15,000 to $24,000	0.280%
			$24,000 to $50,000	0.260%
			>$50,000	0.240%

	Seligman Smaller Cap Value Portfolio	90.4	$0 to $500	0.935%

	Columbia Select Smaller Cap Value Fund	459.7	$500 to $1,000	0.840%
			>$1,000	0.745%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
Threadneedle VP Emerging Markets	Columbia Emerging Markets Opportunity Fund	672.3	$0 to $250	1.100%
			$250 to $500	1.080%
			$500 to $750	!.060%
			$750 to $1,000	1.040%
			$1,000 to $2,000	1.020%
			$2,000 to $7,500	1.000%
			$7,500 to $10,000	0.985%
			$10,000 to $15,000	0.970%
			$15,000 to $20,000	0.960%
			$20,000 to $24,000	0.935%
			$24,000 to $50,000	0.920%
			>$50,000	0.900%
	Columbia Emerging Markets Fund	399.9	$0 to $750	1.150%
			$750 to $1,000	1.000%
			$1,000 to $1,500	0.670%
			$1,500 to $3,000	0.620%
			$3,000 to $6,000	0.570%
			>$6,000	0.520%
Threadneedle VP International Opportunity Fund	Columbia Marsico International Opportunities Fund, VS	212.9	All	0.800%
	Variable Portfolio Invesco International Growth Fund	1,522.9	$0 to $1,000	0.850%
	Variable Portfolio Pyramis International Equity Fund	940.2	$1,000 to $2,000	0.800%
			>$2,000	0.700%
	Variable Portfolio Mondrian International Small Cap Fund	275.8	$0 to $250 $250 to $500 >$500	0.950 0.900 0.850	% % %
	Variable Portfolio Columbia Wanger International Equities Fund	470.3

Variable Portfolio – Aggressive Portfolio	Disciplined Asset Allocation Portfolios – Aggressive	28.3	N/A	N/A
	Disciplined Asset Allocation Portfolios – Moderately Aggressive	69.8
	Variable Portfolio Moderately Aggressive Portfolio	10,585.2
	Columbia Portfolio Builder Moderate Aggressive Fund	1,131.9

	Columbia Asset Allocation Fund II	95.2	All	0.600	%*

	Columbia Balanced Fund	345.9	All	0.500%

Variable Portfolio – AllianceBernstein International Value Fund	Columbia International Fund, VS	21.2	$0 to $500	0.870%
			$500 to $1,000	0.820%
			$1,000 to $1,500	0.770%
			$1,500 to $3,000	0.720%
			$3,000 to $6,000	0.700%
			>$6,000	0.680%

Variable Portfolio – American Century Diversified Bond Fund	Columbia Strategic Income Fund, VS	65.6	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	RiverSource Variable Portfolio Strategic Income Fund	848.9	$0 to $1,000	0.570%
			$1,000 to $2,000	0.545%
			$2,000 to $3,000	0.520%
			$3,000 to $6,000	0.495%
			$6,000 to $7,500	0.470%
			$7,500 to $10,000	0.450%
			$10,000 to $15,000	0.430%
			$15,000 to $24,000	0.410%
			>$24,000	0.390%

	Variable Portfolio JP Morgan Core Bond Fund	1,768.7	$0 to $1,000	0.480%
			$1,000 to $2,000	0.450%
			>$2,000	0.400%

	Columbia LifeGoal Income Portfolio	27.7	All	0.50%*

Variable Portfolio – American Century Growth Fund	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

	Seligman VP Growth Fund	224.0	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio Marsico Growth Fund	1,523.0	$0 to $1,000	0.650%
	Variable Portfolio UBS Large Cap Growth Fund	1,139.1	$1,000 to $2,000	0.600%
			>$2,000	0.500%

	Columbia Large Cap Growth Fund	1,424.0	$0 to $200	0.700%
			$200 to $500	0.575%
			>$500	0.450%

	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Select Large Cap Growth Fund	3,563.7	$0 to $1,000	0.750%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

Variable Portfolio – Columbia Wanger International Equities Fund	Columbia Marsico International Opportunities Fund, VS	212.9	All	0.800%

	Threadneedle VP International Opportunity Fund	502.6	$0 to $250	0.800%
			$250 to $500	0.775%
			$500 to $750	0.750%
			$750 to $1,000	0.725%
			$1,000 to $2,000	0.700%
			$2,000 to $7,500	0.675%
			$7,500 to $10,000	0.660%
			$10,000 to $15,000	0.645%
			$15,000 to $20,000	0.635%
			$20,000 to $24,000	0.610%
			$24,000 to $50,000	0.600%
			>$50,000	0.570%

	Variable Portfolio Invesco International Growth Fund	1,522.9	$0 to $1,000	0.850%
	Variable Portfolio Pyramis International Equity Fund	940.2	$1,000 to $2,000	0.800%
			>$2,000	0.700%

	Variable Portfolio Mondrian International Small Cap Fund	275.8	$0 to $250	0.950%
			$250 to $500	0.900%
			>$500	0.850%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	Columbia Marsico 21st Century Fund, VS	156.2	$0 to $500	0.740%
			$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Seligman Capital Portfolio	9.0	All	0.355%

	Columbia Marsico Flexible Capital Fund	10.0	$0 to $500	0.890%
			$500 to $1,000	0.840%
			$1,000 to $3,000	0.790%
			$3,000 to $6,000	0.770%
			>$6,000	0.750%

	Columbia Marsico 21st Century Fund	3,479.3	$0 to $500	0.750%
			$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Seligman Capital Fund	249.4	$0 to $1,000	0.805%
			$1,000 to $2,000	0.765%
			>$2,000	0.715%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio – Conservative Portfolio	Disciplined Asset Allocation Portfolios – Conservative	63.1	N/A	N/A
	Variable Portfolio Moderately Conservative Portfolio	4,635.3
	Columbia Income Builder Fund II	365.9
	Columbia Income Builder Fund III	186.7
	Columbia Income Builder Fund	229.2
	Columbia Portfolio Builder Conservative Fund	275.2
	Columbia Portfolio Builder Moderate Conservative Fund	473.8

	Columbia LifeGoal Income & Growth Portfolio	136.4	All	0.250%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Columbia High Yield Fund, VS	191.4	All	0.550%

	RiverSource VP High Yield Bond Fund	675.2	$0 to $1,000	0.590%
	Columbia High Yield Bond Fund	1,736.9	$1,000 to $2,000	0.565%
			$2,000 to $3,000	0.540%
			$3,000 to $6,000	0.515%
			$6,000 to $7,500	0.490%
			$7,500 to $9,000	0.475%
			$9,000 to $10,000	0.450%
			$10,000 to $15,000	0.435%
			$15,000 to $20,000	0.425%
			$20,000 to $24,000	0.400%
			$24,000 to $50,000	0.385%
			>$50,000	0.360%

	RiverSource VP Income Opportunities Fund	1,070.4	$0 to $1,000	0.610%
	Columbia Income Opportunities Fund	793.9	$1,000 to $2,000	0.585%
			$2,000 to $3,000	0.560%
			$3,000 to $6,000	0.535%
			$6,000 to $7,500	0.510%
			$7,500 to $9,000	0.495%
			$9,000 to $10,000	0.470%
			$10,000 to $15,000	0.455%
			$15,000 to $20,000	0.445%
			$20,000 to $24,000	0.420%
			$24,000 to $50,000	0.405%
			>$50,000	0.380%

	Columbia Conservative High Yield Fund	566.8	$0 to $500	0.600%
	Columbia High Yield Opportunity Fund	319.0	$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

	Columbia High Income Fund	779.5	$0 to $500	0.550%
			$500 to $1,000	0.520%
			$1,000 to $1,500	0.490%
			>$1,500	0.460%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio – Invesco International Growth Fund	Columbia Marsico International Opportunities Fund, VS	212.9	All	0.800%

	Threadneedle VP International Opportunity Fund	502.6	$0 to $250	0.800%
			$250 to $500	0.775%
			$500 to $750	0.750%
			$750 to $1,000	0.725%
			$1,000 to $2,000	0.700%
			$2,000 to $7,500	0.675%
			$7,500 to $10,000	0.660%
			$10,000 to $15,000	0.645%
			$15,000 to $20,000	0.635%
			$20,000 to $24,000	0.610%
			$24,000 to $50,000	0.600%
			>$50,000	0.570%

	Variable Portfolio Columbia Wanger International Equities Fund	470.3	$0 to $250	0.950%
	Variable Portfolio Mondrian International Small Cap Fund	275.8	$250 to $500	0.900%
			>$500	0.850%

	Variable Portfolio Pyramis International Equity Fund	940.2	$0 to $1,000	0.850%
			$1,000 to $2,000	0.800%
			>$2,000	0.700%

Variable Portfolio – J.P. Morgan Core Bond Fund	Columbia Strategic Income Fund, VS	65.6	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

	RiverSource Variable Portfolio Strategic Income Fund	848.9	$0 to $1,000	0.570%
			$1,000 to $2,000	0.545%
			$2,000 to $3,000	0.520%
			$3,000 to $6,000	0.495%
			$6,000 to $7,500	0.470%
			$7,500 to $10,000	0.450%
			$10,000 to $15,000	0.430%
			$15,000 to $24,000	0.410%
			>$24,000	0.390%

	Variable Portfolio American Century Diversified Bond Fund	1,963.1	$0 to $1,000	0.480%
			$1,000 to $2,000	0.450%
			> $2,000	0.400%

	Columbia LifeGoal Income Portfolio	27.7	All	0.50%*

Variable Portfolio – Jennison Mid Cap Growth Fund	Columbia Mid Cap Growth Fund, VS	31.0	All	0.650%

	RiverSource VP Mid Cap Growth Fund	384.0	$0 to $1,000	0.700%
	Columbia Mid Cap Growth Opportunity Fund	1,107.7	$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Columbia Mid Cap Growth Fund	1,322.3	$0 to $500	0.820%
			$500 to $1,000	0.750%
			$1,000 to $1,500	0.720%
			>$1,500	0.670%

Variable Portfolio – Marsico Growth Fund	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

	Seligman VP Growth Fund	224.0	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio American Century Growth Fund	1,694.5	$0 to $1,000	0.650%
	Variable Portfolio UBS Large Cap Growth Fund	1,139.1	$1,000 to $2,000	0.600%
			>$2,000	0.500%

	Columbia Large Cap Growth Fund	1,424.0	$0 to $200	0.700%
			$200 to $500	0.575%
			>$500	0.450%

	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Select Large Cap Growth Fund	3,563.7	$0 to $1,000	0.750%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio MFS Value Fund	Columbia Large Value Quantitative Fund	292.4	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Columbia Recovery & Infrastructure Fund	633.3	$0 to $1,000	0.650%
			$1,000 to $2,000	0.600%
			$2,000 to $6,000	0.550%
			>$6,000	0.500%

	Columbia Value and Restructuring Fund	6,088.7	$0 to $10,000	0.600%
			>$10,000	0.430%

	Columbia Disciplined Value Fund	203.6	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

Variable Portfolio – Moderate Portfolio	Columbia Asset Allocation Fund, VS	117.5	$0 to $500	0.450%*
			$500 to $1,500	0.400%
			>$1,500	0.350%

	Disciplined Asset Allocation Portfolios – Moderate	126.4	N/A	N/A
	Disciplined Asset Allocation Portfolios – Moderately Conservative	68.0
	Columbia Portfolio Builder Moderate Fund	1,335.7

	RiverSource VP Balanced Fund	927.0	$0 to $1,000	0.530%
	RiverSource Balanced Fund	603.9	$1,000 to $2,000	0.505%
			$2,000 to $3,000	0.480%
			$3,000 to $6,000	0.455%
			$6,000 to $7,500	0.430%
			$7,500 to $10,000	0.410%
			$10,000 to $15,000	0.390%
			$15,000 to $24,000	0.370%
			>$24,000	0.350%

	Columbia Asset Allocation Fund	216.8	$0 to $500	0.650%*
			$500 to $1,000	0.600%
			$1,000 to $1,500	0.550%
			$1,500 to $3,000	0.500%
			$3,000 to $6,000	0.480%
			>$6,000	0.460%

	Columbia LifeGoal Balanced Growth Portfolio	553.2	All	0.250%

	Columbia Liberty Fund	343.6	$0 to $500	0.550%*
			$500 to $1,500	0.500%
			>$1,500	0.450%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio – Moderately Aggressive Portfolio	Disciplined Asset Allocation Portfolios – Aggressive	28.3	N/A	N/A
	Disciplined Asset Allocation Portfolios – Moderately Aggressive	69.8
	Variable Portfolio Aggressive Portfolio	2,701.5
	Columbia Portfolio Builder Moderate Aggressive Fund	1,131.9

	Columbia Asset Allocation Fund II	95.2	All	0.600%*

	Columbia Balanced Fund	345.9	All	0.500%

Variable Portfolio – Moderately Conservative Portfolio	Disciplined Asset Allocation Portfolios – Conservative	63.1	N/A	N/A
	Variable Portfolio Conservative Portfolio	2,111.9
	Columbia Income Builder Fund II	365.9
	Columbia Income Builder Fund III	186.7
	Columbia Income Builder Fund	229.2
	Columbia Portfolio Builder Conservative Fund	275.2
	Columbia Portfolio Builder Moderate Conservative Fund	473.8

	Columbia LifeGoal Income & Growth Portfolio	136.4	All	0.250%

Variable Portfolio – Mondrian International Small Cap Fund	Columbia Marsico International Opportunities Fund, VS	212.9	All	0.800%

	Threadneedle VP International Opportunity Fund	502.6	$0 to $250	0.800%
			$250 to $500	0.775%
			$500 to $750	0.750%
			$750 to $1,000	0.725%
			$1,000 to $2,000	0.700%
			$2,000 to $7,500	0.675%
			$7,500 to $10,000	0.660%
			$10,000 to $15,000	0.645%
			$15,000 to $20,000	0.635%
			$20,000 to $24,000	0.610%
			$24,000 to $50,000	0.600%
			>$50,000	0.570%

	Variable Portfolio Columbia Wanger International Equities Fund	470.3	$0 to $250	0.950%
			$250 to $500	0.900%
			>$500	0.850%

	Variable Portfolio Invesco International Growth Fund	1,522.9	$0 to $1,000	0.850%
	Variable Portfolio Pyramis International Equity Fund	940.2	$1,000 to $2,000	0.800%
			>$2,000	0.700%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio – Morgan Stanley Global Real Estate Fund	Columbia Real Estate Equity Fund	357.8	All	0.750%

	RiverSource LaSalle Global Real Estate Fund	14.3	All	0.915%

	RiverSource Real Estate Fund	209.5	$0 to $1,000	0.840%
			$1,000 to $2,000	0.815%
			$2,000 to $3,000	0.790%
			$3,000 to $6,000	0.765%
			$6,000 to $12,000	0.740%
			$12,000 to $24,000	0.730%
			>$24,000	0.720%

Variable Portfolio – NFJ	RiverSource VP Diversified Equity Income Fund	2,932.3	$0 to $1,000	0.600%
Dividend Value Fund	Columbia Diversified Equity Income Fund	4,478.6	$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Columbia Dividend Income Fund	2,724.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

	Columbia Dividend Opportunity Fund	1,592.5	$0 to $500	0.610%
			$500 to $1,000	0.585%
			$1,000 to $2,000	0.560%
			$2,000 to $3,000	0.535%
			$3,000 to $6,000	0.510%
			$6,000 to $10,000	0.480%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

Variable Portfolio – Partners Small Cap Growth Fund	Columbia Small Company Growth Fund, VS	49.8	$0 to $500	0.500%
			$500 to $1,500	0.450%
			>$1,500	0.400%

	Columbia Frontier Fund	138.6	$0 to $750	0.885%
			>$750	0.790%

	Columbia Small Cap Growth Fund I	1,018.2	$0 to $500	0.870%
			$500 to $1,000	0.820%
			>$1,000	0.770%

	Columbia Small Cap Growth Fund II	345.3	$0 to $500	0.700%
			$500 to $1,000	0.650%
			>$1,000	0.600%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	Columbia US Government Mortgage Fund	243.3	$0 to $1,000	0.480%
			$1,000 to $2,000	0.455%
			$2,000 to $3,000	0.430%
			$3,000 to $6,000	0.405%
			$6,000 to $7,500	0.380%
			$7,500 to $9,000	0.365%
			$9,000 to $10,000	0.360%
			$10,000 to $15,000	0.350%
			$15,000 to $20,000	0.340%
			$20,000 to $24,000	0.330%
			$24,000 to $50,000	0.310%
			>$50,000	0.290%

Variable Portfolio – Pyramis International Equity Fund	Columbia Marsico International Opportunities Fund, VS	212.9	All	0.800%

	Threadneedle VP International Opportunity Fund	502.6	$0 to $250	0.800%
			$250 to $500	0.775%
			$500 to $750	0.750%
			$750 to $1,000	0.725%
			$1,000 to $2,000	0.700%
			$2,000 to $7,500	0.675%
			$7,500 to $10,000	0.660%
			$10,000 to $15,000	0.645%
			$15,000 to $20,000	0.635%
			$20,000 to $24,000	0.610%
			$24,000 to $50,000	0.600%
			>$50,000	0.570%

	Variable Portfolio Columbia Wanger International Equities Fund	470.3	$0 to $250	0.950%
	Variable Portfolio Mondrian International Small Cap Fund	275.8	$250 to $500	0.900%
			>$500	0.850%

	Variable Portfolio Invesco International Growth Fund	1,522.9	$0 to $1,000	0.850%
			$1,000 to $2,000	0.800%
			>$2,000	0.700%

Variable Portfolio – UBS Large Cap Growth Fund	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	Seligman VP Growth Fund	224.0	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio American Century Growth Fund	1,694.5	$0 to $1,000	0.650%
	Variable Portfolio Marsico Growth Fund	1,523.0	$1,000 to $2,000	0.600%
			>$2,000	0.500%

	Columbia Large Cap Growth Fund	1,424.0	$0 to $200	0.700%
			$200 to $500	0.575%
			>$500	0.450%

	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Select Large Cap Growth Fund	3,563.7	$0 to $1,000	0.750%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

Variable Portfolio – Wells Fargo Short Duration Government Fund	Columbia Federal Securities Fund, VS	69.6	$0 to $500	0.380%
			$500 to $1,000	0.330%
			$1,000 to $1,500	0.300%
			$1,500 to $3,000	0.270%
			$3,000 to $6,000	0.260%
			>$6,000	0.250%

	RiverSource VP Global Inflation Protected Securities Fund	2,472.3	$0 to $1,000	0.440%
			$1,000 to $2,000	0.415%
			$2,000 to $3,000	0.390%
			$3,000 to $6,000	0.365%
			$6,000 to $7,500	0.340%
			$7,500 to $9,000	0.325%
			$9,000 to $10,000	0.320%
			$10,000 to $15,000	0.310%
			$15,000 to $20,000	0.300%
			$20,000 to $24,000	0.290%
			$24,000 to $50,000	0.270%
			>$50,000	0.250%

		Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund – Advisory Fee Rate
Fund(s)	Comparable Fund(s)		Assets (Millions)	Fee Rate
	RiverSource VP Short Duration U.S. Government Fund	1,155.8	$0 to $1,000	0.480%
			$1,000 to $2,000	0.450%
			>$2,000	0.400%

	Columbia Federal Securities Fund	549.3	$0 to $500	0.530%
			$500 to $1,000	0.480%
			$1,000 to $1,500	0.450%
			$1,500 to $3,000	0.420%
			$3,000 to $6,000	0.410%
			>$6,000	0.400%

*	Columbia Management has waived, reduced or otherwise agreed to reduce its investment advisory fees.

APPENDIX F

Dates on Which Current IMS Agreements Were Last Approved by Shareholders

Fund	Date of Current IMS Agreement	Date of Most Recent Shareholder Approval of Current IMS Agreement	Purpose of Submission for Shareholder Vote
RiverSource Variable Portfolio – Balanced Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Cash Management Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Core Equity Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Diversified Bond Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Diversified Equity Income Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Dynamic Equity Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Global Bond Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – High Yield Bond Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Income Opportunities Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Limited Duration Bond Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Mid Cap Growth Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Mid Cap Value Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – S&P 500 Index Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Seligman Variable Portfolio – Growth Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Seligman Variable Portfolio – Larger-Cap Value Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Seligman Variable Portfolio – Smaller-Cap Value Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Threadneedle Variable Portfolio – Emerging Markets Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Threadneedle Variable Portfolio – International Opportunity Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Variable Portfolio – Aggressive Portfolio	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – AllianceBernstein International Value Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – American Century Diversified Bond Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – American Century Growth Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Columbia Wanger International Equities Fund	April 6, 2010	May 3, 2010	Initial approval
Variable Portfolio – Columbia Wanger U.S. Equities Fund	April 6, 2010	May 3, 2010	Initial approval
Variable Portfolio – Conservative Portfolio	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Davis New York Venture Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Variable Portfolio – Invesco International Growth Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – J.P. Morgan Core Bond Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Jennison Mid Cap Growth Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Marsico Growth Fund	April 6, 2010	May 3, 2010	Initial approval
Variable Portfolio – MFS Value Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Moderate Portfolio	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Moderately Aggressive Portfolio	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Moderately Conservative Portfolio	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Mondrian International Small Cap Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Morgan Stanley Global Real Estate Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – NFJ Dividend Value Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Partners Small Cap Growth Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Partners Small Cap Value Fund	Nov. 8, 2007	Sept. 10, 2007	Initial approval
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Pyramis International Equity Fund	April 6, 2010	April 20, 2010	Initial approval
Variable Portfolio – Wells Fargo Short Duration Government Fund	April 6, 2010	April 20, 2010	Initial approval

F-1

APPENDIX G

Comparison of Current and Proposed Annual Operating Expenses

Advisory Fees Paid (Under Current IMS Agreement) and Payable (Under Proposed IMS Agreement) by the IMS Fee Increase Fund, IMS/PIA Funds and IMS/Fee Increase PIA-Funds to Columbia Management

Fund Name	Column 1: Advisory Fees Actually Paid During the Most Recently Completed Fiscal Year (Net of Reimbursements and Waivers) ($)	Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees (Exclusive of Reimbursements and Waivers) ($)	Column 3: Difference between Columns 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates (Exclusive of Reimbursements and Waivers) ($)	Column 5: Difference between Columns 4 and 2 (% Increase)
Fiscal Year Ended December 31, 2010
RiverSource Variable Portfolio – Balanced Fund	4,358,029	6,112,663	40.26%	4,358,029	40.26%
RiverSource Variable Portfolio – Diversified Bond Fund	21,852,431	20,602,263	(5.72%)	21,852,431	(5.72%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	15,923,618	17,970,782	12.86%	15,923,618	12.86%
RiverSource Variable Portfolio – Dynamic Equity Fund	5,645,020	8,381,118	48.47%	5,645,020	48.47%
RiverSource Variable Portfolio – Mid Cap Growth Fund	2,552,962	2,431,459	(4.76%)	2,552,962	(4.76%)
RiverSource Variable Portfolio – Mid Cap Value Fund	1,370,736	1,797,243	31.12%	1,370,736	31.12%
Seligman Global Technology Portfolio	0	48,653	N/A	48,653	0.00%
Seligman Variable Portfolio – Growth Fund	1,311,431	1,778,687	35.63%	1,311,431	35.63%
Seligman Variable Portfolio – Larger-Cap Value Fund	48,387	82,953	71.44%	70,871	17.05%
Seligman Variable Portfolio – Smaller-Cap Value Fund	547,309	543,696	(0.66%)	547,309	(0.66%)
Threadneedle Variable Portfolio – Emerging Markets Fund	8,659,092	8,666,180	0.08%	8,659,092	0.08%
Threadneedle Variable Portfolio – International Opportunity Fund	4,383,429	4,036,780	(7.91%)	4,383,429	(7.91%)
Fiscal Year Ended December 31, 2010
Variable Portfolio – Davis New York Venture Fund	9,259,332	9,658,331	4.31%	9,259,332	4.31%
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	50,788	94,350	85.77%	97,939	(3.66%)
Variable Portfolio – Partners Small Cap Value Fund	10,318,156	9,855,429	(4.48%)	10,479,008	(5.95%)

Amounts Paid by Each Fund to Columbia Management and Affiliates

The following table indicates amounts paid by each Fund to Columbia Management or an affiliate of Columbia Management and fees reimbursed or waived by Columbia Management during each Fund’s last fiscal year:

Fund	Effective Investment Advisory Fee Rate as of the End of the Fund’s Last Fiscal Year	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)
Fiscal Period Ending December 31, 2010
RiverSource Variable Portfolio – Balanced Fund	0.46%	4,358,029	551,091	1,196,662	574,378
RiverSource Variable Portfolio – Cash Management Fund	0.33%	4,260,259	729,115	1,635,518	785,036
RiverSource Variable Portfolio – Core Equity Fund	0.40%	663,143	—	—	—
RiverSource Variable Portfolio – Diversified Bond Fund	0.44%	21,852,431	2,887,639	6,281,686	3,015,106
RiverSource Variable Portfolio – Diversified Equity Income Fund	0.50%	15,923,618	1,635,524	3,981,805	1,911,201
RiverSource Variable Portfolio – Dynamic Equity Fund	0.44%	5,645,020	710,424	1,588,691	762,546
RiverSource Variable Portfolio – Global Bond Fund	0.66%	9,958,933	1,126,031	1,881,865	903,264
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	0.43%	6,733,638	1,015,022	1,958,981	940,279
RiverSource Variable Portfolio – High Yield Bond Fund	0.59%	3,826,311	446,540	810,668	389,108
RiverSource Variable Portfolio – Income Opportunities Fund	0.60%	8,002,259	868,564	1,659,845	796,699
Fiscal Period Ending December 31, 2010
RiverSource Variable Portfolio – Limited Duration Bond Fund*	—	—	—	—	—
RiverSource Variable Portfolio – Mid Cap Growth Fund	0.80%	2,552,962	191,947	399,903	191,947
RiverSource Variable Portfolio – Mid Cap Value Fund	0.58%	1,370,736	141,875	295,583	141,875
RiverSource Variable Portfolio – S&P 500 Index Fund	0.22%	430,200	117,325	244,434	117,325
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	0.48%	2,432,037	354,233	633,350	303,998
Seligman Global Technology Portfolio	0.96%	48,653	—	4,401	3,170
Seligman Variable Portfolio – Growth Fund	0.52%	1,311,431	150,307	313,150	150,307
Seligman Variable Portfolio – Larger-Cap Value Fund	0.61%	70,871	7,010	14,604	7,010
Seligman Variable Portfolio – Smaller-Cap Value Fund	0.80%	547,309	55,059	86,029	41,293
Threadneedle Variable Portfolio – Emerging Markets Fund	1.08%	8,659,092	628,632	1,006,059	482,892
Threadneedle Variable Portfolio – International Opportunity Fund	0.85%	4,383,429	409,567	642,162	308,227
Variable Portfolio – Aggressive Portfolio*	—	—	—	—	—
Variable Portfolio – AllianceBernstein International Value Fund*	—	—	—	—	—
Variable Portfolio – American Century Diversified Bond Fund*	—	—	—	—	—
Variable Portfolio – American Century Growth Fund*	—	—	—	—	—
Variable Portfolio – Columbia Wanger International Equities Fund*	—	—	—	—	—
Variable Portfolio – Columbia Wanger U.S. Equities Fund*	—	—	—	—	—
Variable Portfolio – Conservative Portfolio*	—	—	—	—	—
Variable Portfolio – Davis New York Venture Fund	0.68%	9,259,332	755,897	1,709,040	820,311
Variable Portfolio – Eaton Vance Floating-Rate Income Fund*	—	—	—	—	—
Fiscal Period Ending December 31, 2010
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	0.81%	97,939	7,258	15,120	7,258
Variable Portfolio – Invesco International Growth Fund*	—	—	—	—	—
Variable Portfolio – J.P. Morgan Core Bond Fund*	—	—	—	—	—

Fund	Effective Investment Advisory Fee Rate as of the End of the Fund’s Last Fiscal Year	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)
Variable Portfolio – Jennison Mid Cap Growth Fund*	—	—	—	—	—
Variable Portfolio – Marsico Growth Fund*	—	—	—	—	—
Variable Portfolio – MFS Value Fund*	—	—	—	—	—
Variable Portfolio – Moderate Portfolio*	—	—	—	—	—
Variable Portfolio – Moderately Aggressive Portfolio	—	—	—	—	—
Variable Portfolio – Moderately Conservative Portfolio*	—	—	—	—	—
Variable Portfolio – Mondrian International Small Cap Fund*	—	—	—	—	—
Variable Portfolio – Morgan Stanley Global Real Estate Fund*	—	—	—	—	—
Variable Portfolio – NFJ Dividend Value Fund*	—	—	—	—	—
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)*	—	—	—	—	—
Variable Portfolio – Partners Small Cap Growth Fund*	—	—	—	—	—
Variable Portfolio – Partners Small Cap Value Fund	0.99%	10,479,008	816,185	1,328,107	637,470
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund*	—	—	—	—	—
Variable Portfolio – Pyramis International Equity Fund*	—	—	—	—	—
Variable Portfolio – Wells Fargo Short Duration Government Fund*	—	—	—	—	—

*	The Fund commenced operations on April 14, 2010 and has not completed a fiscal year as of the date of this Joint Proxy Statement.

Comparison of Annual Operating Expenses

Columbia Management and certain of its affiliates have contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to total annual fund operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Board). This fee and expense arrangement may only be modified or amended with approval from the Board and from all parties to such agreement, including the Fund and Columbia Management.

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Balanced Fund	Class 3
	Current	Proposed
Management Fees[1]	0.52%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	0.13%	0.13%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.91%
Fee Waivers and/or Reimbursements	0.00%	(0.09)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.73%	0.82%[2]

[1]

Current management fees are composed of an investment advisory fee of 0.46%, and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.07%. Proposed management fees are composed of an investment advisory fee of 0.64%, and an administrative fee of 0.06%. Proposed management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to April 30, 2012 do not exceed the following percentage of average daily net assets on an annualized basis: 0.82% for Class 3. The fee waiver/expense reimbursement arrangement will be implemented only if the shareholders of the Fund approve its Proposed IMS Agreement.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RiverSource Variable Portfolio – Balanced Fund		1 year	3 years	5 years	10 years
Class 3	Current	$75	$234	$407	$910
	Proposed	$84	$281	$496	$1,116

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund	Class 1		Class 2		Class 3
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.55%	0.61%	0.55%	0.61%	0.55%	0.61%
Distribution and/or service (12b-1) fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.63%	0.69%	0.88%	0.94%	0.76%	0.82%

[1]

Current management fees are composed of an investment advisory fee of 0.50% and an administrative fee of 0.05%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.07%. Proposed management fees are composed of an investment advisory fee of 0.56% and an administrative fee of 0.05%. Proposed management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]	Other expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RiverSource Variable Portfolio – Diversified Equity Income Fund		1 year	3 years	5 years	10 years
Class 1	Current	$64	$202	$352	$790
	Proposed	$70	$221	$385	$862
Class 2	Current	$90	$281	$488	$1,089
	Proposed	$96	$300	$521	$1,159
Class 3	Current	$78	$243	$423	$946
	Proposed	$84	$262	$456	$1,018

RiverSource Variable Portfolio – Dynamic Equity Fund

RiverSource Variable Portfolio – Dynamic Equity Fund	Class 1		Class 2		Class 3
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.50%	0.72%	0.50%	0.72%	0.50%	0.72%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.59%	0.81%	0.84%	1.06%	0.72%	0.94%
Fee Waivers and/or Reimbursements	0.00%	(0.07)%	0.00%	(0.07)%	0.00%	(0.07)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.59%	0.74%[3]	0.84%	0.99%[3]	0.72%	0.87%[3]

[1]

Current management fees are composed of an investment advisory fee of 0.44% and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.15%. Proposed management fees are composed of an investment advisory fee of 0.66% and an administrative fee of 0.06%. Proposed management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]	Other expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.
[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to April 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.735% for Class 1, 0.985% for Class 2 and 0.86% for Class 3. The fee waiver/expense reimbursement arrangement will be implemented only if the shareholders of the Fund approve its Proposed IMS Agreement.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RiverSource Variable Portfolio – Dynamic Equity Fund		1 year	3 years	5 years	10 years
Class 1	Current	$60	$189	$330	$741
	Proposed	$76	$252	$444	$999
Class 2	Current	$86	$268	$467	$1,041
	Proposed	$101	$331	$579	$1,293
Class 3	Current	$74	$230	$401	$898
	Proposed	$89	$293	$514	$1,153

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Value Fund	Class 1		Class 2		Class 3
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.64%	0.82%	0.64%	0.82%	0.64%	0.82%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.72%	0.90%	0.97%	1.15%	0.85%	1.03%
Fee Waivers and/or Reimbursements	0.00%	(0.01)%	0.00%	(0.01)%	0.00%	(0.01)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.72%	0.89%[3]	0.97%	1.14%[3]	0.85%	1.02%[3]

[1]

Current management fees are composed of an investment advisory fee of 0.58% and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.12%. Proposed management fees are composed of an investment advisory fee of 0.76% and an administrative fee of 0.06%. Proposed management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]	Other expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.
[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to April 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.895% for Class 1, 1.145% for Class 2 and 1.02% for Class 3. The fee waiver/expense reimbursement arrangement will be implemented only if shareholders of the Fund approve its Proposed IMS Agreement.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RiverSource Variable Portfolio – Mid Cap Value Fund		1 year	3 years	5 years	10 years
Class 1	Current	$74	$230	$401	$898
	Proposed	$91	$286	$498	$1,111
Class 2	Current	$99	$309	$537	$1,194
	Proposed	$116	$365	$633	$1,401
Class 3	Current	$87	$271	$472	$1,053
	Proposed	$104	$327	$569	$1,263

Seligman Variable Portfolio – Growth Fund

Seligman Variable Portfolio – Growth Fund	Class 1		Class 2		Class 3
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.58%	0.77%	0.58%	0.77%	0.58%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.67%	0.86%	0.92%	1.11%	0.80%	0.99%
Fee Waivers and/or Reimbursements	0.00%	(0.10)%	0.00%	(0.10)%	0.00%	(0.10)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.67%	0.76%[3]	0.92%	1.01%[3]	0.80%	0.89%[3]

[1]

Current management fees are composed of an investment advisory fee of 0.52%, and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.08%. Proposed management fees are composed of an investment advisory fee of 0.71%, and an administrative fee of 0.06%. Management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]	Other expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.
[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to April 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.765% for Class 1, 1.015% for Class 2 and 0.89% for Class 3. The fee waiver/expense reimbursement arrangement will be implemented only if the shareholders of the Fund approve its Proposed IMS Agreement.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Seligman Variable Portfolio – Growth Fund		1 year	3 years	5 years	10 years
Class 1	Current	$68	$215	$374	$838
	Proposed	$78	$265	$468	$1,056
Class 2	Current	$94	$294	$510	$1,136
	Proposed	$103	$343	$603	$1,348
Class 3	Current	$82	$256	$445	$994
	Proposed	$91	$306	$538	$1,208

Seligman Variable Portfolio – Larger-Cap Value Fund

Seligman Variable Portfolio – Larger-Cap Value Fund	Class 1		Class 2		Class 3
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.67%	0.77%	0.67%	0.77%	0.67%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.11%	1.21%	1.36%	1.46%	1.24%	1.34%
Fee waivers and/or Reimbursements[3]	(0.18)%	(0.29)%	(0.18)%	(0.29)%	(0.18)%	(0.29)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.93%	0.92%	1.18%	1.17%	1.06%	1.05%

[1]

Current management fees are composed of an investment advisory fee of 0.61% and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.01%. Proposed management fees are composed of an investment advisory fee of 0.71% and an administrative fee of 0.06%. Proposed management fees have been restated to reflect the elimination of the performance incentive adjustment.

[2]	Other expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.
[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from May 1, 2010 to April 30, 2011 do not exceed the following percentages of average daily net assets on an annualized basis: 0.925% for Class 1, 1.175% for Class 2 and 1.05% for Class 3. If shareholders of the Fund approve its Proposed IMS Agreement, the fee waiver/expense reimbursement arrangement will continue in effect at the same or a lower amount until April 30, 2012.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2011, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Seligman Variable Portfolio – Larger-Cap Value Fund		1 year	3 years	5 years	10 years
Class 1	Current	$95	$335	$595	$1,340
	Proposed	$94	$356	$638	$1,445
Class 2	Current	$120	$413	$729	$1,625
	Proposed	$119	$434	$771	$1,727
Class 3	Current	$108	$376	$665	$1,489
	Proposed	$107	$396	$707	$1,593

Variable Portfolio – Davis New York Venture Fund

	Class 1		Class 2		Class 3
Variable Portfolio – Davis New York Venture Fund	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.74%	0.77%	0.74%	0.77%	0.74%	0.77%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.13%	0.13%
Other Expenses[2]	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses[3]	0.81%	0.84%	1.06%	1.09%	0.94%	0.97%

[1]

Current management fees are composed of an investment advisory fee of 0.68%, and an administrative fee of 0.06%. Current management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.03%. Proposed management fees are be composed of an investment advisory fee of 0.71%, and an administrative fee of 0.06%, and reflect the elimination of the performance incentive adjustment.

[2]	Other Expenses for Class 1 and Class 2 are based on estimated amounts for the current fiscal year.
[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from May 1, 2010 to April 30, 2011 do not exceed the following percentages of average daily net assets on an annualized basis: 0.865% for Class 1, 1.115% for Class 2 and 0.99% for Class 3. If shareholders of the Fund approve its Proposed IMS Agreement, the fee waiver/expense reimbursement arrangement will continue in effect at the same or a lower amount until April 30, 2012.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on April 30, 2011, they are only reflected in the 1 year example and for a 1 year period each of the 3, 5 and 10 year examples. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. The example does not reflect the fees and expenses that apply to your Variable Contract or to Accounts that may own shares of the Fund directly. Inclusion of these changes would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Variable Portfolio – Davis New York Venture Fund		1 year	3 years	5 years	10 years
Class 1	Current	$83	$259	$450	$1,006
	Proposed	$86	$268	$467	$1,041
Class 2	Current	$108	$337	$586	$1,299
	Proposed	$111	$347	$602	$1,333
Class 3	Current	$96	$300	$521	$1,159
	Proposed	$99	$309	$537	$1,194

APPENDIX H

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in the case of Seligman Global Technology Portfolio equals the number of votes to which the shareholders of such class of such Fund are entitled.

Fund	Class 1	Class 2	Class 3	Class 4	Total
RiverSource Variable Portfolio – Balanced Fund	—	—	69,848,823	—	69,848,823
RiverSource Variable Portfolio – Cash Management Fund	212,821,058	3,277,198	630,581,881	—	846,680,137
RiverSource Variable Portfolio – Core Equity Fund	24,555,958	—	—	—	24,555,958
RiverSource Variable Portfolio – Diversified Bond Fund	200,000,900	287,483	157,258,747	—	357,547,130
RiverSource Variable Portfolio – Diversified Equity Income Fund	118,135,750	69,938	120,440,717	—	238,646,406
RiverSource Variable Portfolio – Dynamic Equity Fund	278	1,675	71,538,378	—	71,540,331
RiverSource Variable Portfolio – Global Bond Fund	90,930,217	138,438	44,474,272	—	135,542,927
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	228,820,797	116,290	35,068,130	—	264,005,218
RiverSource Variable Portfolio – High Yield Bond Fund	778	288,603	98,489,591	—	98,778,973
RiverSource Variable Portfolio – Income Opportunities Fund	78,443,019	83,144	23,663,843	—	102,190,006
RiverSource Variable Portfolio – Limited Duration Bond Fund	228,307,715	119,840	—	—	228,427,555
RiverSource Variable Portfolio – Mid Cap Growth Fund	376	7,750	28,251,610	—	28,259,736
RiverSource Variable Portfolio – Mid Cap Value Fund	65,996,132	27,787	12,608,681	—	78,632,599
RiverSource Variable Portfolio – S&P 500 Index Fund	—	—	25,233,671	—	25,233,671
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	70,039,106	164,975	40,938,068	—	111,142,149
Seligman Global Technology Portfolio	197,721	95,135	—	—	292,856
Seligman Variable Portfolio – Growth Fund	789	42,705	34,417,729	—	34,461,223
Seligman Variable Portfolio – Larger-Cap Value Fund	524	19,553	2,931,991	—	2,952,067
Seligman Variable Portfolio – Smaller-Cap Value Fund	481	13,685	7,669,645	—	7,683,811
Threadneedle Variable Portfolio – Emerging Markets Fund	27,255,717	99,031	31,118,824	—	58,473,572
Threadneedle Variable Portfolio – International Opportunity Fund	473	40,152	43,940,538	—	43,981,164
Variable Portfolio – Aggressive Portfolio	—	23,188,316	—	231,512,856	254,701,172
Variable Portfolio – AllianceBernstein International Value Fund	110,953,140	45,367	—	—	110,998,506
Variable Portfolio – American Century Diversified Bond Fund	188,779,435	78,878	—	—	188,858,312
Variable Portfolio – American Century Growth Fund	157,465,614	15,414	—	—	157,481,028
Variable Portfolio – Columbia Wanger International Equities Fund	40,859,410	92,776	—	—	40,952,187
Variable Portfolio – Columbia Wanger U.S. Equities Fund	55,795,269	55,616	—	—	55,850,885
Variable Portfolio – Conservative Portfolio	—	21,883,544	—	178,033,435	199,916,978
Variable Portfolio – Davis New York Venture Fund	134,996,936	40,684	8,055,369	—	143,092,989
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	78,628,850	160,567	—	—	78,789,417
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	79,542,004	40,497	1,440,380	—	81,022,880
Variable Portfolio – Invesco International Growth Fund	141,118,346	31,556	—	—	141,149,902
Variable Portfolio – J.P. Morgan Core Bond Fund	170,704,169	100,653	—	—	170,804,822

Fund	Class 1	Class 2	Class 3	Class 4	Total
Variable Portfolio – Jennison Mid Cap Growth Fund	74,102,415	27,840	—	—	74,130,255
Variable Portfolio – Marsico Growth Fund	132,121,917	24,319	—	—	132,146,236
Variable Portfolio – MFS Value Fund	142,687,011	32,665	—	—	142,719,676
Variable Portfolio – Moderate Portfolio	—	189,619,693	—	1,411,796,620	1,601,416,313
Variable Portfolio – Moderately Aggressive Portfolio	—	109,621,593	—	887,539,349	997,160,942
Variable Portfolio – Moderately Conservative Portfolio	—	56,812,518	—	382,734,986	439,547,504
Variable Portfolio – Mondrian International Small Cap Fund	24,206,290	502	—	—	24,206,792
Variable Portfolio – Morgan Stanley Global Real Estate Fund	31,541,029	60,579	—	—	31,601,608
Variable Portfolio – NFJ Dividend Value Fund	137,313,318	14,935	—	—	137,328,253
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)	104,668,981	3,688	—	—	104,672,669
Variable Portfolio – Partners Small Cap Growth Fund	41,508,463	10,170	—	—	41,518,632
Variable Portfolio – Partners Small Cap Value Fund	76,749,420	31,123	18,787,014	—	95,567,557
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	103,791,598	45,259	—	—	103,836,857
Variable Portfolio – Pyramis International Equity Fund	87,903,323	4,082	—	—	87,907,404
Variable Portfolio – Wells Fargo Short Duration Government Fund	152,859,580	41,875	—	—	152,901,455

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class 1	Class 2	Class 3	Class 4	Total
RiverSource Variable Portfolio – Balanced Fund	—	—	953,436,430	—	953,436,430
RiverSource Variable Portfolio – Cash Management Fund	212,821,058	3,277,198	630,581,881	—	846,680,137
RiverSource Variable Portfolio – Core Equity Fund	185,888,599	—	—	—	185,888,599
RiverSource Variable Portfolio – Diversified Bond Fund	2,188,009,841	3,142,194	1,720,410,689	—	3,911,562,724
RiverSource Variable Portfolio – Diversified Equity Income Fund	1,532,220,681	905,002	1,559,707,287	—	3,092,832,970
RiverSource Variable Portfolio – Dynamic Equity Fund	5,339	32,165	1,373,536,848	—	1,373,574,352
RiverSource Variable Portfolio – Global Bond Fund	1,052,062,612	1,600,342	514,567,332	—	1,568,230,286
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	2,164,644,738	1,098,943	332,095,195	—	2,497,838,876
RiverSource Variable Portfolio – High Yield Bond Fund	5,337	1,974,047	674,653,700	—	676,633,084
RiverSource Variable Portfolio – Income Opportunities Fund	829,927,143	878,835	250,836,732	—	1,081,642,710
RiverSource Variable Portfolio – Limited Duration Bond Fund	2,340,154,080	1,225,966	—	—	2,341,380,046
RiverSource Variable Portfolio – Mid Cap Growth Fund	5,451	112,222	409,365,824	—	409,483,497
RiverSource Variable Portfolio – Mid Cap Value Fund	711,438,298	299,262	135,795,491	—	847,533,051
RiverSource Variable Portfolio – S&P 500 Index Fund	—	—	214,738,539	—	214,738,539
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	726,305,533	1,707,489	424,118,385	—	1,152,131,408
Seligman Variable Portfolio – Growth Fund	4,088,874	1,930,288	—	—	6,019,162
Seligman Variable Portfolio – Larger-Cap Value Fund	5,363	289,968	234,040,556	—	234,335,887
Seligman Variable Portfolio – Smaller-Cap Value Fund	5,152	192,402	28,821,469	—	29,019,023
Threadneedle Variable Portfolio – Emerging Markets Fund	5,510	156,552	87,817,440	—	87,979,502
Threadneedle Variable Portfolio – International Opportunity Fund	473,159,240	1,716,209	539,911,597	—	1,014,787,046

Fund	Class 1	Class 2	Class 3	Class 4	Total
Variable Portfolio – Aggressive Portfolio	5,638	477,805	523,331,813	—	523,815,256
Variable Portfolio – AllianceBernstein International Value Fund	—	258,549,725	—	2,583,683,473	2,842,233,198
Variable Portfolio – American Century Diversified Bond Fund	1,226,032,192	500,393	—	—	1,226,532,586
Variable Portfolio – American Century Growth Fund	1,968,969,503	821,116	—	—	1,969,790,619
Variable Portfolio – Columbia Wanger International Equities Fund	1,777,786,777	173,717	—	—	1,777,960,494
Variable Portfolio – Columbia Wanger U.S. Equities Fund	489,904,328	1,112,390	—	—	491,016,717
Variable Portfolio – Conservative Portfolio	656,152,367	652,933	—	—	656,805,300
Variable Portfolio – Davis New York Venture Fund	—	228,901,866	—	1,860,449,392	2,089,351,257
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	1,332,419,759	401,143	79,425,935	—	1,412,246,837
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	777,639,327	1,573,555	—	—	779,212,882
Variable Portfolio – Invesco International Growth Fund	875,757,462	445,464	15,858,581	—	892,061,507
Variable Portfolio – J.P. Morgan Core Bond Fund	1,614,393,883	360,685	—	—	1,614,754,568
Variable Portfolio – Jennison Mid Cap Growth Fund	1,768,495,192	1,040,748	—	—	1,769,535,941
Variable Portfolio – Marsico Growth Fund	843,285,484	315,980	—	—	843,601,464
Variable Portfolio – MFS Value Fund	1,572,250,814	288,907	—	—	1,572,539,721
Variable Portfolio – Moderate Portfolio	1,521,043,535	347,555	—	—	1,521,391,089
Variable Portfolio – Moderately Aggressive Portfolio	—	2,066,854,657	—	15,402,701,122	17,469,555,780
Variable Portfolio – Moderately Conservative Portfolio	—	1,213,511,029	—	9,833,935,990	11,047,447,020
Variable Portfolio – Mondrian International Small Cap Fund	—	607,325,813	—	4,095,264,352	4,702,590,165
Variable Portfolio – Morgan Stanley Global Real Estate Fund	293,864,364	6,088	—	—	293,870,451
Variable Portfolio – NFJ Dividend Value Fund	356,729,039	683,932	—	—	357,412,970
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly Variable Portfolio – UBS Large Cap Growth Fund)	1,524,177,826	165,485	—	—	1,524,343,311
Variable Portfolio – Partners Small Cap Growth Fund	1,185,899,557	41,670	—	—	1,185,941,227
Variable Portfolio – Partners Small Cap Value Fund	486,064,098	118,884	—	—	486,182,982
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1,162,753,711	470,887	284,247,523	—	1,447,472,121
Variable Portfolio – Pyramis International Equity Fund	1,071,129,287	466,624	—	—	1,071,595,911
Variable Portfolio – Wells Fargo Short Duration Government Fund	1,000,339,810	46,367	—	—	1,000,386,177

Appendix I

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Companies to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Principal Holder Ownership of the Funds with Fiscal Years Ending December 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
RiverSource Variable Portfolio – Balanced Fund	Frontier Trust Company FBO, P.O. Box 10758, Fargo, ND 58106-0758	R	16.30%	—
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484 (“ML – FL”)	R	77.01%	—
	Riversource Investments LLC, Attn: T. Armbrustmacher & V. Gehlhar, Minneapolis, MN 55474-0508 (“RVS – MN”)	R	6.69%	—
	Wachovia Bank FBO Various Ret Plans, 1525 West WT Harris Blvd, Charlotte, NC 28262-8522	R4	100%
	American Enterprise Inv Svcs. FBO, Attn: MFIS Customer, P.O. Box 9446, Minneapolis, MN 55474-0001 (“AEI – MN”)	R5	67.64%	—
	RVS – MN	R5	28.03%	—

RiverSource Variable Portfolio – Cash Management Fund	VP Conservative, 222 Ameriprise Financial Ctr Unit 1497, Minneapolis, MN 55474-0002 (“VP Conservative – MN”)	1	58.19%	—
	VP Moderately Conservative, 222 Ameriprise Financial Ctr, Unit 1497, Minneapolis, MN 55474-0002 (“VP Moderately Conservative – MN”)	1	41.66%	—
	Riversource Life Account For Inside Distribution (Life), 222 Ameriprise Financial Ctr, Minneapolis, MN 55474-0002 (“RVS Life – MN”)	2	99.10%	—
	RVS Life – MN	3	85.44%	64.05%
	Riversource Life External Distribution (AEL), 222 Ameriprise Financial Ctr, Minneapolis, MN 55474-0002 (“RVS Life EXT – MN”)	3	8.90%	—
	Riversource Life NY for Inside Distribution (Life of NY), 222 Ameriprise Financial Ctr, Minneapolis, MN 55474-0002 (“RVS Life NY – MN”)	3	5.48%	—

RiverSource Variable Portfolio – Core Equity Fund	RVS Life – MN	1	100.00%	100.00%

RiverSource Variable Portfolio – Diversified Bond Fund	VP Conservative – MN	1	11.44%	—
	VP Moderate, 222 Ameriprise Financial Ctr, Unit 1497, Minneapolis, MN 55474-0002 (“VP Moderate – MN”)	1	44.52%	—
	VP Moderately Aggressive, 222 Ameriprise Financial Ctr, Unit 1497, Minneapolis, MN 55474-0002 (“VP Moderately Aggressive – MN”)	1	22.74%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	VP Moderately Conservative – MN	1	19.10%	—
	RVS Life – MN	2	94.68%	—
	RVS Life NY – MN	2	5.14%	—
	RVS Life – MN	3	91.94%	41.18%
	RVS Life NY – MN	3	5.36%	—

RiverSource Variable Portfolio – Diversified Equity Income Fund	VP Aggressive, 222 Ameriprise Financial Ctr, Unit 1497, Minneapolis, MN 55474-0002 (“VP Aggressive – MN”)	1	10.64%	—
	VP Moderate – MN	1	43.14%	—
	VP Moderately Aggressive – MN	1	34.85%	—
	VP Moderately Conservative – MN	1	9.02%	—
	RVS Life – MN	2	98.00%	—
	RVS Life – MN	3	88.56%	44.90%
	RVS Life EXT – MN	3	6.26%	—
	RVS Life NY – MN	3	5.00%	—

RiverSource Variable Portfolio – Dynamic Equity Fund	RVS – MN	1	100.00%	—
	RVS – MN	2	16.41%	—
	RVS Life – MN	2	83.20%	—
	RVS Life – MN	3	90.19%	90.19%
	RVS Life NY – MN	3	5.65%	—

RiverSource Variable Portfolio – Global Bond Fund	VP Aggressive – MN	1	5.24%	—
	VP Conservative – MN	1	6.02%	—
	VP Moderate – MN	1	48.65%	32.25
	VP Moderately Aggressive – MN	1	30.41%	—
	VP Moderately Conservative – MN	1	9.68%	—
	RVS Life – MN	2	94.02%	—
	RVS Life NY – MN	2	5.56%	—
	RVS Life – MN	3	94.49%	31.77%
	RVS Life NY – MN	3	5.51%	—

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	VP Conservative – MN	1	6.86%	44.31%
	VP Moderate – MN	1	51.39%	—
	VP Moderately Aggressive – MN	1	22.25%	—
	VP Moderately Conservative – MN	1	15.02%	—
	RVS Life – MN	2	96.71%	—
	RVS Life – MN	3	89.35%	—
	RVS Life NY – MN	3	6.26%	—

RiverSource Variable Portfolio – High Yield Bond Fund	RVS – MN	1	100.00%	—
	RVS Life – MN	2	97.94%	—
	RVS Life – MN	3	91.38%	91.17%
	RVS Life NY – MN	3	5.08%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
RiverSource Variable Portfolio – Income Opportunities Fund	VP Conservative – MN	1	5.19%	—
	VP Moderate – MN	1	61.09%	46.76%
	VP Moderately Aggressive – MN	1	25.66%	—
	VP Moderately Conservative – MN	1	8.05%	—
	RVS Life – MN	2	85.43%	—
	RVS Life NY – MN	2	13.79%	—
	RVS Life – MN	3	91.45%	—
	RVS Life NY – MN	3	5.02%	—

RiverSource Variable Portfolio – Limited Duration Bond Fund	VP Conservative – MN	1	8.21%	—
	VP Moderate – MN	1	48.97%	48.95%
	VP Moderately Aggressive – MN	1	21.28%	—
	VP Moderately Conservative – MN	1	18.47%	—
	RVS Life – MN	2	98.16%	—

RiverSource Variable Portfolio – Mid Cap Growth Fund	RVS – MN	1	100.00%	—
	RVS – MN	2	5.69%	—
	RVS Life – MN	2	93.26%	—
	RVS Life – MN	3	92.97%	92.95%
	RVS Life NY – MN	3	5.47%	—

RiverSource Variable Portfolio – Mid Cap Value Fund	VP Aggressive – MN	1	11.26%	—
	VP Moderate – MN	1	45.19%	37.89%
	VP Moderately Aggressive – MN	1	35.23%	29.54%
	VP Moderately Conservative – MN	1	8.32%	—
	RVS Life – MN	2	88.79%	—
	RVS Life NY – MN	2	9.04%	—
	RVS Life – MN	3	95.22%	—

RiverSource Variable Portfolio – S&P 500 Index Fund	RVS Life – MN	3	87.51%	87.51%
	RVS Life EXT – MN	3	5.99%	—
	RVS Life NY – MN	3	5.89%	—

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	VP Conservative – MN	1	10.33%	—
	VP Moderate – MN	1	41.31%	25.71%
	VP Moderately Aggressive – MN	1	25.88%	—
	VP Moderately Conservative – MN	1	19.24%	—
	RVS Life – MN	2	98.60%	—
	RVS Life – MN	3	87.31%	32.83%
	RVS Life EXT – MN	3	7.02%	—
	RVS Life NY – MN	3	5.41%	—

Seligman Global Technology Portfolio	Allianz Life, Attn: Scott Allen, 5701 Golden Hills Dr, Minneapolis, MN
	55416-1297	1	41.19%	28.72%
	First GR Westlife, P.O. Box 1700, Denver, CO 80201-1700	1	5.07%	—
	Great-West Life & Annuity FBO Trillim BLE Annuity Account, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	1	53.54%	37.33%

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	Jefferson National Life, Attn: Separate Accounts, 9920 Corporate Campus Dr Ste 100, Louisville, KY 40223-4051	2	93.73%	28.38%

Seligman Variable Portfolio – Growth Fund	RVS – MN	1	100.00%	—
	RVS Life – MN	2	97.06%	—
	RVS Life – MN	3	95.61%	95.53%

Seligman Variable Portfolio – Larger-Cap Value Fund	RVS – MN	1	100.00%	—
	RVS Life – MN	2	95.79%	—
	RVS Life – MN	3	97.23%	96.74%

Seligman Variable Portfolio – Smaller-Cap Value Fund	RVS – MN	1	100.00%	—
	RVS Life – MN	2	74.21%	—
	RVS Life NY – MN	2	21.59%	—
	RVS Life – MN	3	93.69%	93.55%

Threadneedle Variable Portfolio – Emerging Markets Fund	VP Aggressive – MN	1	11.79%	—
	VP Moderate – MN	1	47.26%	—
	VP Moderately Aggressive – MN	1	35.99%	—
	RVS Life – MN	2	97.31%	—
	RVS Life – MN	3	87.83%	46.73%
	RVS Life EXT – MN	3	6.96%	—
	RVS Life NY – MN	3	5.01%	—

Threadneedle Variable Portfolio – International Opportunity Fund	RVS – MN	1	100.00%	—
	RVS Life NY – MN	2	91.61%	—
	RVS Life – MN	2	7.08%	—
	RVS Life NY – MN	3	93.35%	93.27%
	RVS Life – MN	3	6.40%	—

Variable Portfolio – Aggressive Portfolio	RVS Life – MN	2	82.34%	—
	RVS Life EXT – MN	2	13.68%	—
	RVS Life – MN	4	79.21%	72.65%
	RVS Life EXT – MN	4	15.95%	—

Variable Portfolio – AllianceBernstein International Value Fund	VP Aggressive – MN	1	11.30%	—
	VP Moderate – MN	1	42.99%	42.97%
	VP Moderately Aggressive – MN	1	35.71%	35.70%
	VP Moderately Conservative – MN	1	8.02%	—
	RVS Life – MN	2	88.00%	—
	RVS Life NY – MN	2	10.71%	—

Variable Portfolio – American Century Diversified Bond Fund	VP Conservative – MN	1	12.39%	—
	VP Moderate – MN	1	50.15%	50.13%
	VP Moderately Aggressive – MN	1	15.16%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	VP Moderately Conservative – MN	1	21.12%	—
	RVS Life – MN	2	97.40%	—
Variable Portfolio – American Century Growth Fund	VP Aggressive – MN	1	10.92%	—
	VP Moderate – MN	1	43.16%	43.16%
	VP Moderately Aggressive – MN	1	35.62%	35.62%
	VP Moderately Conservative – MN	1	8.10%	—
	RVS Life – MN	2	91.77%	—

Variable Portfolio – Columbia Wanger International Equities Fund	VP Aggressive – MN	1	11.51%	—
	VP Moderate – MN	1	46.53%	46.45%
	VP Moderately Aggressive – MN	1	31.59%	31.54%
	VP Moderately Conservative – MN	1	9.01%	—
	RVS Life – MN	2	93.37%	—
	RVS Life NY – MN	2	5.98%	—

Variable Portfolio – Columbia Wanger U.S. Equities Fund	RVS Life – MN	2	87.61%	—
	RVS Life – MN	2	11.17%	—
	VP Aggressive – MN	1	12.26%	—
	VP Moderate – MN	1	39.82%	39.79%
	VP Moderately Aggressive – MN	1	37.14%	37.12%
	VP Moderately Conservative – MN	1	8.38%	—

Variable Portfolio – Conservative Portfolio	RVS Life – MN	2	79.20%	—
	RVS Life EXT – MN	2	12.25%	—
	RVS Life NY – MN	2	8.40%	—
	RVS Life – MN	4	78.03%	70.03%
	RVS Life EXT – MN	4	15.40%	—
	RVS Life NY – MN	4	6.36%	—

Variable Portfolio – Davis New York Venture Fund	VP Aggressive – MN	1	10.67%	—
	VP Moderate – MN	1	43.46%	40.97%
	VP Moderately Aggressive – MN	1	35.79%	33.74%
	VP Moderately Conservative – MN	1	8.17%	—
	RVS Life – MN	2	96.82%	—
	RVS Life – MN	3	82.94%	—
	RVS Life EXT – MN	3	9.80%	—
	RVS Life NY – MN	3	7.12%	—

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	VP Aggressive – MN	1	7.19%	—
	VP Conservative – MN	1	11.01%	—
	VP Moderate – MN	1	43.23%	43.16%
	VP Moderately Aggressive– MN	1	27.25%	27.20%
	VP Moderately Conservative – MN	1	11.32%	—
	RVS Life – MN	2	96.24%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	VP Aggressive – MN	1	11.23%	—
	VP Moderate – MN	1	46.17%	45.33%
	VP Moderately Aggressive – MN	1	30.66%	30.10%
	VP Moderately Conservative – MN	1	8.06%	—
	RVS Life – MN	2	96.89%	—
	RVS Life – MN	3	95.62%	—

Variable Portfolio – Invesco International Growth Fund	VP Aggressive – MN	1	10.89%	—
	VP Moderate – MN	1	42.86%	42.85%
	VP Moderately Aggressive – MN	1	36.13%	36.13%
	VP Moderately Conservative – MN	1	8.39%	—
	RVS Life – MN	2	91.28%	—
	RVS Life NY – MN	2	6.56%	—

Variable Portfolio – J.P. Morgan Core Bond Fund	VP Conservative – MN	1	12.88%	—
	VP Moderate – MN	1	53.80%	53.77%
	VP Moderately Aggressive – MN	1	11.13%	—
	VP Moderately Conservative – MN	1	20.87%	—
	RVS Life – MN	2	96.64%	—

Variable Portfolio – Jennison Mid Cap Growth Fund	VP Aggressive – MN	1	11.52%	—
	VP Moderate – MN	1	42.93%	42.92%
	VP Moderately Aggressive – MN	1	31.89%	31.88%
	VP Moderately Conservative – MN	1	10.57%	—
	RVS Life – MN	2	94.13%	—

Variable Portfolio – Moderately Conservative Portfolio	RVS Life – MN	2	82.38%	—
	RVS Life EXT – MN	2	11.80%	—
	RVS Life NY – MN	2	5.61%	—
	RVS Life – MN	4	10.02%	—
	RVS Life EXT – MN	4	84.02%	73.97%
	RVS Life NY – MN	4	5.85%	—

Variable Portfolio – Mondrian International Small Cap Fund	VP Aggressive – MN	1	11.09%	—
	VP Moderate – MN	1	43.44%	43.43%
	VP Moderately Aggressive – MN	1	31.40%	31.40%
	VP Moderately Conservative – MN	1	11.02%	—
	RVS – MN	2	100.00%	—

Variable Portfolio – Morgan Stanley Global Real Estate Fund	VP Aggressive – MN	1	7.73%	—
	VP Moderate – MN	1	47.97%	47.89%
	VP Moderately Aggressive – MN	1	31.57%	31.52%
	VP Moderately Conservative – MN	1	9.74%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	RVS Life – MN	2	93.47%	—
	RVS Life NY – MN	2	5.54%	—

Variable Portfolio – NFJ Dividend Value Fund	VP Aggressive – MN	1	10.78%	—
	VP Moderate – MN	1	43.53%	43.53%
	VP Moderately Aggressive – MN	1	34.47%	34.47%
	VP Moderately Conservative – MN	1	8.90%	—
	RVS – MN	2	5.03%	—
	RVS Life – MN	2	91.58%	—

Variable Portfolio – Nuveen Winslow (formerly UBS) Large Cap Growth Fund	VP Aggressive – MN	1	10.97%	—
	VP Moderate – MN	1	43.08%	43.08%
	VP Moderately Aggressive – MN	1	35.70%	35.70%
	VP Moderately Conservative – MN	1	8.06%	—
	RVS – MN	2	15.51%	—
	RVS Life – MN	2	81.57%	—

Variable Portfolio – Partners Small Cap Growth Fund	VP Aggressive – MN	1	12.99%	—
	VP Moderate – MN	1	35.49%	35.48%
	VP Moderately Aggressive – MN	1	41.31%	41.30%
	VP Moderately Conservative – MN	1	8.27%	—
	RVS – MN	2	5.01%	—
	RVS Life – MN	2	94.03%	—

Variable Portfolio – Partners Small Cap Value Fund	VP Aggressive – MN	1	10.72%	—
	VP Moderate – MN	1	44.21%	35.47%
	VP Moderately Aggressive – MN	1	34.70%	27.84%
	VP Moderately Conservative – MN	1	8.02%	—
	RVS Life – MN	2	98.32%	—
	RVS Life – MN	3	75.03%	—
	RVS Life EXT – MN	3	19.73%	—

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	VP Conservative – MN	1	7.97%	—
	VP Moderate – MN	1	47.83%	47.81%
	VP Moderately Aggressive – MN	1	19.97%	—
	VP Moderately Conservative – MN	1	21.65%	—
	RVS Life – MN	2	98.40%	—

Variable Portfolio – Pyramis International Equity Fund	VP Aggressive – MN	1	11.04%	—
	VP Moderate – MN	1	39.26%	39.25%
	VP Moderately Aggressive – MN	1	38.70%	38.70%
	VP Moderately Conservative – MN	1	8.53%	—
	RVS – MN	2	13.44%	—
	RVS Life – MN	2	82.08%	—

I-7

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund	VP Conservative – MN	1	7.59%	—
	VP Moderate – MN	1	43.56%	43.55%
	VP Moderately Aggressive – MN	1	26.25%	26.25%
	VP Moderately Conservative – MN	1	17.97%	—
	RVS Life – MN	2	84.08%	—
	RVS Life NY – MN	2	14.62%	—

I-8

NM-BOOK5

COLUMBIA FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22079_NMB5V_122110

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24
Fundname Drop-In 25	Fundname Drop-In 26	Fundname Drop-In 27
Fundname Drop-In 28	Fundname Drop-In 29	Fundname Drop-In 30

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1.	To elect directors/trustees to the Board. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Kathleen Blatz	02. Edward J. Boudreau, Jr.	03. Pamela G. Carlton	04. William P. Carmichael
05. Patricia M. Flynn	06.William A. Hawkins	07.R. Glenn Hilliard	08.Stephen R. Lewis, Jr.
09. John F. Maher	10.John J. Nagorniak	11.Catherine James Paglia	12.Leroy C. Richie
13. Anthony M. Santomero	14.Minor M. Shaw	15.Alison Taunton-Rigby	16.William F. Truscott

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐
Fundname Drop-In 15	☐	☐	☐	Fundname Drop-In 16	☐	☐	☐
Fundname Drop-In 17	☐	☐	☐	Fundname Drop-In 18	☐	☐	☐
Fundname Drop-In 19	☐	☐	☐	Fundname Drop-In 20	☐	☐	☐
Fundname Drop-In 21	☐	☐	☐	Fundname Drop-In 22	☐	☐	☐
Fundname Drop-In 23	☐	☐	☐	Fundname Drop-In 24	☐	☐	☐
Fundname Drop-In 25	☐	☐	☐	Fundname Drop-In 26	☐	☐	☐
Fundname Drop-In 27	☐	☐	☐	Fundname Drop-In 28	☐	☐	☐
Fundname Drop-In 29	☐	☐	☐	Fundname Drop-In 30	☐	☐	☐

2. To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐
Fundname Drop-In 15	☐	☐	☐	Fundname Drop-In 16	☐	☐	☐
Fundname Drop-In 17	☐	☐	☐	Fundname Drop-In 18	☐	☐	☐
Fundname Drop-In 19	☐	☐	☐	Fundname Drop-In 20	☐	☐	☐
Fundname Drop-In 21	☐	☐	☐	Fundname Drop-In 22	☐	☐	☐
Fundname Drop-In 23	☐	☐	☐	Fundname Drop-In 24	☐	☐	☐
Fundname Drop-In 25	☐	☐	☐	Fundname Drop-In 26	☐	☐	☐
Fundname Drop-In 27	☐	☐	☐	Fundname Drop-In 28	☐	☐	☐
Fundname Drop-In 29	☐	☐	☐	Fundname Drop-In 30	☐	☐	☐

3.      To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors/trustees, but without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22079

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22079_NMB5V_122110